Exhibit 10.1
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                          CREDIT AND SECURITY AGREEMENT

                                  BY AND AMONG

                               RONSON CORPORATION,
                             RONSON AVIATION, INC.,
                    RONSON CONSUMER PRODUCTS CORPORATION AND
                        RONSON CORPORATION OF CANADA LTD.
                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
        Acting through its Wells Fargo Business Credit operating division

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                                  May 30, 2008





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                                                TABLE OF CONTENTS

                                                                                                      Page

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ARTICLE I DEFINITIONS....................................................................................4
   Section 1.1.      Definitions.........................................................................4
   Section 1.2.      Other Definitional Terms; Rules of Interpretation..................................19

ARTICLE II AMOUNT AND TERMS OF THE CREDIT FACILITY......................................................19
   Section 2.1.      Revolving Advances.................................................................19
   Section 2.2.      Procedures for Requesting Advances.................................................19
   Section 2.3.      LIBOR Advances.....................................................................20
   Section 2.4.      Letters of Credit..................................................................21
   Section 2.5.      Special Account....................................................................22
   Section 2.6.      Term Advances......................................................................22
   Section 2.7.      Payment of Term Notes..............................................................22
   Section 2.8.      Interest; Default Interest Rate; Application of Payments; Participations; Usury....23
   Section 2.9.      Fees...............................................................................24
   Section 2.10.     Time for Interest Payments; Payment on Non-Business Days; Computation of Interest
                     and Fees ..........................................................................26
   Section 2.11.     Lockbox and Collateral Account; Sweep of Funds.....................................26
   Section 2.12.     Voluntary Prepayment; Reduction of the Maximum Line Amount; Termination of the
                     Credit Facility by the Borrower....................................................27
   Section 2.13.     Mandatory Prepayment...............................................................27
   Section 2.14.     Revolving Advances to Pay Indebtedness.............................................28
   Section 2.15.     Use of Proceeds....................................................................28
   Section 2.16.     Liability Records..................................................................28

ARTICLE III SECURITY INTEREST; OCCUPANCY; SETOFF........................................................28
   Section 3.1.      Grant of Security Interest.........................................................28
   Section 3.2.      Notification of Account Debtors and Other Obligors.................................28
   Section 3.3.      Assignment of Insurance............................................................29
   Section 3.4.      Occupancy..........................................................................29
   Section 3.5.      License............................................................................30
   Section 3.6.      Financing Statement................................................................30
   Section 3.7.      Setoff.............................................................................31
   Section 3.8.      Collateral.........................................................................31

ARTICLE IV CONDITIONS OF LENDING........................................................................31
   Section 4.1.      Conditions Precedent to the Initial Advances and Letter of Credit..................31
   Section 4.2.      Conditions Precedent to All Advances and Letters of Credit.........................33

ARTICLE V REPRESENTATIONS AND WARRANTIES................................................................34
   Section 5.1.      Existence and Power; Name Chief Executive Office; Inventory and Equipment
                     Locations; Federal  Employer Identification Number and Organizational
                     Identification Number..............................................................34
   Section 5.2.      Capitalization.....................................................................34
   Section 5.3.      Authorization of Borrowing; No Conflict as to Law or Agreements....................34
   Section 5.4.      Legal Agreements...................................................................35


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   Section 5.5.      Subsidiaries.......................................................................35
   Section 5.6.      Financial Condition; No Adverse Change.............................................35
   Section 5.7.      Litigation.........................................................................35
   Section 5.8.      Regulation U.......................................................................35
   Section 5.9.      Taxes..............................................................................35
   Section 5.10.     Titles and Liens...................................................................35
   Section 5.11.     Intellectual Property Rights.......................................................35
   Section 5.12.     Plans..............................................................................36
   Section 5.13.     Default............................................................................37
   Section 5.14.     Intentionally Omitted..............................................................37
   Section 5.15.     Submissions to Lender..............................................................37
   Section 5.16.     Financing Statements...............................................................37
   Section 5.17.     Rights to Payment..................................................................37
   Section 5.18.     Financial Solvency.................................................................37
   Section 5.19.     Inactive Subsidiaries..............................................................38

ARTICLE VI COVENANTS....................................................................................38
   Section 6.1.      Reporting Requirements.............................................................38
   Section 6.2.      Financial Covenants................................................................41
   Section 6.3.      Permitted Liens; Financing Statements..............................................42
   Section 6.4.      Indebtedness.......................................................................43
   Section 6.5.      Guaranties.........................................................................43
   Section 6.6.      Investments and Subsidiaries.......................................................43
   Section 6.7.      Dividends and Distributions........................................................44
   Section 6.8.      Salaries...........................................................................44
   Section 6.9.      Intentionally Omitted..............................................................44
   Section 6.10.     Books and Records; Collateral Examination, Inspection and Appraisals...............44
   Section 6.11.     Account Verification...............................................................45
   Section 6.12.     Compliance with Laws...............................................................45
   Section 6.13.     Payment of Taxes and Other Claims..................................................45
   Section 6.14.     Maintenance of Properties..........................................................45
   Section 6.15.     Insurance..........................................................................46
   Section 6.16.     Preservation of Existence..........................................................46
   Section 6.17.     Delivery of Instruments, etc.......................................................46
   Section 6.18.     Sale or Transfer of Assets; Suspension of Business Operations......................46
   Section 6.19.     Consolidation and Merger; Asset Acquisitions.......................................46
   Section 6.20.     Sale and Leaseback.................................................................46
   Section 6.21.     Restrictions on Nature of Business.................................................46
   Section 6.22.     Accounting.........................................................................46
   Section 6.23.     Discounts, etc.....................................................................47
   Section 6.24.     Plans..............................................................................47
   Section 6.25.     Place of Business; Name............................................................47
   Section 6.26.     Constituent Documents; S Corporation Status........................................47
   Section 6.27.     Performance by the Lender..........................................................48
   Section 6.28.     Affiliate Transactions.............................................................48

ARTICLE VII EVENTS OF DEFAULT, RIGHTS AND REMEDIES......................................................48
   Section 7.1.      Events of Default..................................................................48
   Section 7.2.      Rights and Remedies................................................................50
   Section 7.3.      Right of Redemption with Respect to Owned Intellectual Property....................51
   Section 7.4.      Certain Notices....................................................................51

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ARTICLE VIII MISCELLANEOUS..............................................................................51
   Section 8.1.      No Waiver; Cumulative Remedies; Compliance with Laws...............................51
   Section 8.2.      Amendments, Etc....................................................................51
   Section 8.3.      Notices; Communication of Confidential Information; Requests for Accounting........51
   Section 8.4.      Further Documents..................................................................52
   Section 8.5.      Costs and Expenses.................................................................52
   Section 8.6.      Indemnity..........................................................................52
   Section 8.7.      Participants.......................................................................53
   Section 8.8.      Execution in Counterparts; Telefacsimile Execution.................................53
   Section 8.9.      Retention of Loan Party's Records..................................................53
   Section 8.10.     Binding Effect; Assignment; Complete Agreement; Sharing Information;
                     Confidentiality....................................................................53
   Section 8.11.     Severability of Provisions.........................................................54
   Section 8.12.     Headings...........................................................................54
   Section 8.13.     Cross Guaranty; Subordination......................................................54
   Section 8.14.     Judgment Currency..................................................................56
   Section 8.15.     Appointment of Borrower Representative; Reliance on Notices........................57
   Section 8.16.     Governing Law; Jurisdiction, Venue; Waiver of Jury Trial...........................57

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                          CREDIT AND SECURITY AGREEMENT

                               DATED MAY 30, 2008

         RONSON  CORPORATION,  a  New  Jersey  Corporation  ("Parent"),   RONSON
CONSUMER PRODUCTS CORPORATION, a New Jersey corporation, ("RCPC"), RONSON AVIATION, INC., a New Jersey Corporation ("RAI") and RONSON CORPORATION OF CANADA LTD., an Ontario corporation ("Ronson Canada") (RCPC and RAI are collectively and individually referred to as the "Domestic Borrower" or "Domestic Borrowers"; the Domestic Borrower and Ronson Canada are collectively and individually referred to as the "Borrower" or "Borrowers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as more fully defined in Article I herein, the "Lender") acting through its Wells Fargo Business Credit operating division, hereby agree as follows:

ARTICLE I

                                   DEFINITIONS

         Section 1.1.  Definitions.  Except as otherwise  expressly  provided in
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this  Agreement,  the following terms shall have the meanings given them in this
Section:

         "Accounts" shall have the meaning given it under the UCC or the PPSA, as applicable.

         "Accounts Advance Rate" means up to eighty-five percent (85%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time; provided that, as of any date of determination, the Accounts Advance Rate shall be reduced by one (1) percentage point for each percentage by which Dilution is in excess of five percent (5.0%).

         "Advance" means a Revolving Advance, an Equipment Term Advance or Real Estate Term Advance.

         "Affiliate" or "Affiliates" means Parent and any other Person controlled by, controlling or under common control with the Borrowers, including any Subsidiary of the Borrowers. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Face Amount" means the aggregate amount that may then be drawn under each outstanding Letter of Credit, assuming compliance with all conditions for drawing.

         "Agreement" means this Credit and Security Agreement.

         "Availability" means the amount, if any, by which the Borrowing Base exceeds the sum of (i) the outstanding principal balance of the Revolving Notes and (ii) the L/C Amount.

         "Bonus Factors" means the factors and formulas of Parent's Management Incentive Plan, based on the annually budgeted sales and earnings amounts for each of the Borrowers, upon which the annual bonus amounts of the Borrowers' officers are calculated.

         "Borrower Representative" is defined in Section 8.15.

         "Book Net Worth" means the aggregate of the Owners' equity in the Loan Parties, on a consolidated basis, determined in accordance with GAAP.

         "Borrowing Base" means the Domestic Borrower Borrowing Base and the Ronson Canada Borrowing Base.

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         "Business  Day" means a day on which the  Federal  Reserve  Bank of New
York is open for business and, if such day relates to a LIBOR Advance, a day on which dealings are carried on in the London interbank eurodollar market.

         "Canada Borrowing Base Reserve" means, as of any date of determination, such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as the Lender may from time to time establish and adjust in reducing Availability (a) to reflect events, conditions, contingencies or risks which, as determined by the Lender, do or may affect (i) the Collateral of Ronson Canada, or its value, including without limitation Priority Payables,
(ii) the assets, business or prospects of Ronson Canada, or (iii) the security interests and other rights of the Lender in the Collateral of Ronson Canada (including the enforceability, perfection and priority thereof), or (b) to reflect the Lender's reasonable judgment that any collateral report or financial information furnished by or on behalf of the Borrower to the Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts that constitutes a Default or an Event of Default.

         "Canada L/C Amount" means the sum of (i) the Aggregate Face Amount of any outstanding Letters of Credit for which Ronson Canada was the applicant, plus (ii) the amount of each Obligation of Reimbursement attributable to Ronson Canada that either remains unreimbursed or has not been paid through a Revolving Advance on the Credit Facility.

         "Canadian Benefit Plans" means any plan, fund, program, or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, under which a Loan Party has any liability with respect to any employee or former employee, but excluding any Canadian Pension Plans.

         "Canadian Insolvency Statutes" includes the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and the Winding-up and Restructuring Act (Canada) and any other present or future law relative to bankruptcy, insolvency or other relief for debtors or for or against the benefit of creditors, as amended from time to time.

         "Canadian Pension Plans" means each pension plan required to be registered under Canadian federal or provincial pension benefits law that is maintained or contributed to by a Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.

         "Capital Expenditures" means for a period, any expenditure of money during such period for the lease, purchase or other acquisition of any capital asset which is capitalized on a balance sheet in accordance with GAAP, whether payable currently or in the future.

         "Change of Control" means the occurrence of any of the following events:

         (a) Any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) who is not a Five Percent Owner on the Funding Date is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty percent (20%) of the voting power of all classes of equity securities of a Borrower;

         (b) Any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) who is not a Five Percent Owner on the Funding Date is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such

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right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty percent (20%) of the voting power of all classes of equity securities of Parent;

         (c) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of Directors of the Borrower (together with any new Directors whose election to such board of Directors, or whose nomination for election by the Owners of the Borrower, was approved by a vote of two thirds of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of Directors of the Borrower then in office;

         (d) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of Directors of the Parent (together with any new Directors whose election to such board of Directors, or whose nomination for election by the Owners of the Borrower, was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of Directors of the Parent then in office; or

         (e) Any one or more of Louis V. Aronson II or Erwin M. Ganz shall cease to actively manage the Borrower's day-to-day business activities; provided however, a Change of Control shall not be deemed to have occurred if Erwin M. Ganz shall cease to actively manage the Borrower's day-to-day business activities and a replacement officer, reasonably acceptable to Lender, assumes the duties and responsibilities vacated by Erwin M. Ganz within thirty (30) days thereafter.

         "Collateral" means all right of title and interest of the Borrower in and to Accounts, chattel paper and electronic chattel paper, deposit accounts, documents, documents of title, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document;
(vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) all sums on deposit in the Special Account; (viii) proceeds of any and all of the foregoing; (ix) books and records of the Borrower, including all mail or electronic mail addressed to the Borrower; and (x) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which the Borrower now has or hereafter acquires any rights.

         "Collateral Account" means the "Lender Account" as defined in the Wholesale Lockbox and Collection Account Agreement, and any similar account established from time to time by any Borrower with a depositary bank acceptable to Lender and which is subject to an agreement among Lender, such Borrower and such depositary bank, in form and substance acceptable to Lender.

         "Commercial Letter of Credit Agreement" means an agreement governing the issuance of documentary letters of credit by the Lender entered into between the Borrower as applicant and the Lender as issuer, in Lender's customary form.

         "Commitment" means the Lender's commitment to make Advances to , and to issue Letters of Credit for the account of, the Borrower.

         "Constituent   Documents"   means  with  respect  to  any  Person,   as
applicable, such Person's certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person's existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among such Person's owners.

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         "Credit  Facility"  means the credit  facility  under  which  Revolving
Advances and Letters of Credit may be made available to the Borrower by the Lender under Article II.

         "Current Maturities of Long Term Debt" means during a period beginning and ending on designated dates, the amount of the Borrower's long-term debt and capitalized leases which became due during that period.

         "Cut-off Time" means 11:59 a.m. Central Time.

         "Debt" means of a Person as of a given date, all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet for such Person and shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

         "Default Period" means any period of time beginning on the day a Default or Event of Default occurs and ending on the date identified by the Lender in writing as the date that such Default or Event of Default has been cured or waived.

         "Default Rate" means an annual interest rate in effect during a Default Period or following the Termination Date, which interest rate shall be equal to three percent (3%) over the applicable Floating Rate or the LIBOR Advance Rate, as the case may be, as such rate may change from time to time.

         "Deposit Account Control Agreement" means each deposit account control agreement relating to each deposit account maintained by a Borrower with a depository bank, among Lender, such Borrower and such depositary bank, in form and substance acceptable to Lender.

         "Dilution" means, as of any date of determination, a percentage, based upon the experience of the trailing six (6)month period ending on the date of determination, which is the result of dividing (a) actual bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Accounts as determined by Lender in its sole discretion during such period, by (b) the Borrower's net sales during such period (excluding extraordinary items) plus the amount of clause (a).

         "Director" means a director if the Loan Party is a corporation, a governor or manager if the Loan Party is a limited liability company, or a general partner if the Loan Party is a partnership.

         "Dollars" or "$" means lawful currency of the United States of America.

         "Domestic Borrower Borrowing Base" means at any time the lesser of:

         (a) The Maximum Line Amount (less Advances made to or for the benefit of Ronson Canada under this Agreement); or

         (b) Subject to change from time to time in the Lender's sole discretion, the sum of:

              (i) The product of the Accounts Advance Rate times Eligible Accounts owned by the Domestic Borrowers, plus

              (ii) The lesser of (A) sixty percent (60%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of Eligible Inventory owned by the Domestic Borrowers, (b) eighty-five percent (85%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of the Net Orderly Liquidation Value of Eligible Inventory owned by the Domestic Borrowers, or (C)

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$2,250,000  less Advances  made to or for the benefit of Ronson  Canada  against
Eligible Inventory owned by Ronson Canada, less

              (iii) The L/C Amount (less the Ronson Canada L/C Amount), less

              (iv) The Domestic Borrowing Base Reserve, less

              (v) Indebtedness that the Domestic Borrowers owe to the Lender that has not yet been advanced on the Revolving Note, and an amount that the Lender in its reasonable discretion finds on the date of determination to be equal to the Lender's net credit exposure with respect to any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement extended to the Domestic Borrowers by the Lender that is not described in Article II of this Agreement and any indebtedness owed by the Domestic Borrowers to Wells Fargo Merchant Services, L.L.C.

         "Domestic Borrowing Base Reserve" means, as of any date of determination, such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as the Lender may from time to time establish and adjust in reducing Availability (a) to reflect events, conditions, contingencies or risks which, as determined by the Lender, do or may affect (i) the Collateral of RCPC and/or RAI, or its value, (ii) the assets, business or prospects of the Borrower, or (iii) the security interests and other rights of the Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect the Lender's reasonable judgment that any collateral report or financial information furnished by or on behalf of the Borrower to the Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts that constitutes a Default or an Event of Default.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated) that is a member of a group which includes the Borrower and which is treated as a single employer under Section 414 of the IRC.

         "Eligible Accounts" means all unpaid Accounts of a Borrower arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any such Accounts having any of the following characteristics:

              (i) That portion of Accounts unpaid 90 days or more after the invoice date;

              (ii) That portion of Accounts related to goods or services with respect to which the Borrower has received notice of a claim or dispute, which are subject to a claim of offset or a contra account, or which reflect a reasonable reserve for warranty claims or returns;

              (iii) That portion of Accounts not yet earned by the final delivery of goods or that portion of Accounts not yet earned by the final rendition of services by the Borrower to the account debtor, including with respect to both goods and services, progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

              (iv) Accounts constituting (i) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office or Canadian Intellectual Property Office, as applicable, or (ii) proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office or Canadian Intellectual Property Office, as applicable;

              (v) Accounts owed by any unit of government, whether foreign or domestic (except that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected

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security  interest and (B) such Accounts may be enforced by the Lender  directly against such unit of government under all applicable laws and (C) as to any Accounts due from any Canadian governmental unit, the applicable Borrower has complied with the Financial Administration Act (Canada); provided, however, that at no time shall Eligible Accounts due from the United States government exceed $100,000);

              (vi) Accounts denominated in any currency other than United States dollars or Canadian dollars;

              (vii) Accounts owed by (1) an account debtor located in the Province of Quebec, Canada or (2) an account debtor located outside the United States or any Province in Canada (other than Quebec) which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

              (viii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

              (ix) Accounts owed by a Five Percent Owner, Subsidiary, Affiliate, Officer or employee of the Borrower, including, without limitation, any Accounts owed from a Loan Party to another Loan Party;

              (x) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien (other than a Permitted Lien described in Section 6.3(a)(iii) and 6.3(a)(vii)) in favor of any Person other than the Lender;

              (xi)  That  portion  of  Accounts  that  has  been   restructured,
extended, amended or modified;

              (xii) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

              (xiii) Accounts owed by an account debtor, regardless of whether otherwise eligible, to the extent that the aggregate balance of such Accounts exceeds twenty percent (20%) of the aggregate amount of all Eligible Accounts;

              (xiv) Accounts owed by an account debtor, regardless of whether otherwise eligible, if twenty-five percent (25%) or more of the total amount of Accounts due from such debtor is ineligible under clauses (i), (ii), or (xi) above; and

              (xv) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

         "Eligible   Equipment"  means  Equipment  of  the  Domestic   Borrowers
designated by the Lender as eligible from time to time in its sole discretion but excluding any Equipment having any of the following characteristics:

              (i) Equipment that is subject to any Lien other than in favor of the Lender (other than a Permitted Lien described in Section 6.3(a)(iii) and 6.3(a)(vii));

              (ii) Equipment that has not been delivered to the Premises;

              (iii) Equipment in which the Lender does not hold a first priority security interest;

              (iv) Equipment that is obsolete or not currently saleable;

              (v) Equipment that is not covered by standard "all risk" insurance for an amount equal to its forced liquidation value;

              (vi) Equipment that requires proprietary software in order to operate in the manner in which it is intended when such software is not freely assignable to the Lender or any potential purchaser of such Equipment;

              (vii)  Equipment   consisting  of  computer  hardware,   software,
tooling, or molds; and

              (viii) Equipment otherwise deemed unacceptable by the Lender in its sole discretion.

         "Eligible Inventory" means all Inventory of a Borrower, valued at the lower of cost or market in accordance with GAAP; but excluding any Inventory having any of the following characteristics:

              (i) Inventory that is: in-transit (other than in-transit Inventory subject to a Letter of Credit issued by the Lender); located at any warehouse, job site or other premises not approved by the Lender in writing; not subject to a duly perfected first priority security interest in the Lender's favor; subject to any lien or encumbrance (other than a Permitted Lien described in Section 6.3(a)(iii) and 6.3(a)(vii)), that is subordinate to the Lender's first priority security interest; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

              (ii) Supplies, packaging, maintenance parts or sample Inventory, or customer supplied parts or Inventory;

              (iii) Work-in-process Inventory;

              (iv) Inventory that is damaged, defective, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations, or the amount of such Inventory that has been reduced by shrinkage;

              (v) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

              (vi) Inventory that is perishable or live;

              (vii) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

              (viii) Inventory that is subject to a Lien (other than a Permitted Lien described in Section 6.3(a)(iii) and 6.3(a)(vii)) in favor of any Person other than the Lender;

              (ix) Inventory stored at locations not owned or leased by Borrower;

              (x) Inventory stored at locations owned or leased by Borrower holding less than ten (10%) of the aggregate value of the Borrower's Inventory, other than Inventory of RAI; and

              (xi) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

         "Environmental Law" means any federal, state, provincial, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

         "Equipment" shall have the meaning given it under the UCC or the PPSA, as applicable.

         "Equipment Term Advance" has the meaning set forth in Section 2.6.1.

         "Equipment Term Note" means the Domestic Borrower's promissory note, payable to the order of the Lender, in substantially the form of Exhibit B-1 hereto, as same may be renewed and amended from time to time, and all replacements therefor.

         "Event of Default" is defined in Section 7.1.

         "Excess Cash Flow" means for a given period, on a consolidated basis for the Loan Parties, the difference between (i) sum of (1) Net Income and (2) depreciation and amortization, minus, (ii) the sum of (1) unfinanced Capital Expenditures to the extent permitted herein, (2) regularly scheduled principal payments on the Equipment Term Note, the Real Estate Term Note, other long term Debt and capital leases to the extent permitted under this Agreement and (3) dividends, to the extent permitted herein; each as determined for such period in accordance with GAAP.

         "Executive Officer" means, when used with reference to a Loan Party, its president, its chief executive officer, its chief financial officer and any vice president of the Parent in charge of a principal business unit, division or function (such as sales, administration or finance).

         "Existing Capital One Mortgage" means that certain Mortgage made by RCPC to North Fork Bank (now known as Capital One, N.A.) dated September 27, 2006 and recorded with the Clerk of Middlesex County, New Jersey on October 10, 2006 in Mortgage Book 11875, Page 534 and re-recorded in the same office on October 22, 2007 in Mortgage Book 12672, Page 0459, as modified by the Note and Mortgage Modification Agreement dated March 26, 2008 and recorded April 8, 2008 with the Clerk of Middlesex County, New Jersey in Book 147 at Page 617, a copy of which is attached hereto as Exhibit E.

         "Financial Covenants" means the covenants set forth in Section 6.2.

         "Five Percent Owner" means the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of an amount equal or greater than five percent (5%) of the voting power of all classes of equity securities of Parent.

         "Floating Rate" means with respect to (i) Revolving Advances evidenced by the Revolving Note, an annual interest rate equal to the sum of the Prime Rate plus one-half of one percent (.50%), (ii) Equipment Term Advances evidenced by the Equipment Term Note, the Prime Rate plus three-quarters of one percent (.75%) and (iii) Real Estate Term Advances evidenced by the Real Estate Term Note, the Prime Rate plus one percent (1.00%).

         "Floating Rate Advance" means an Advance bearing interest at the Floating Rate.

         "Funding Date" is defined in Section 2.1.

         "Funds from Operations" means for a given period, on a consolidated basis for the Loan Parties, the sum of (i) Net Income, (ii) depreciation and amortization, (iii) any increase (or decrease) in deferred income taxes, (iv) any increase (or decrease) in lifo reserves, and (v) other non-cash items, each as determined for such period in accordance with GAAP.

         "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.

         "General Intangibles" means "general intangibles" as defined in under the UCC and "intangibles" as defined in the PPSA, as applicable.

         "Guarantor" means Parent and every other Person now or in the future who agrees to guaranty the Indebtedness.

         "Guaranty" means each unconditional continuing guaranty executed by a Guarantor in favor of the Lender.

         "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

         "Inactive Subsidiaries" means Prometcor and Ronson Hydraulics.

         "Indebtedness" is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrower to the Lender, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrower with the Lender or with Wells Fargo Merchant Services, L.L.C., and whether the Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         "Indemnified Liabilities" is defined in Section 8.6

         "Indemnitees" is defined in Section 8.6.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time.

         "Infringement" or "Infringing" when used with respect to Intellectual Property Rights means any infringement or other violation of Intellectual Property Rights.

         "Intangible Assets" means all intangible assets as determined in accordance with GAAP and including Intellectual Property Rights, goodwill, accounts due from Affiliates, Directors, Officers or employees, customer lists, deferred charges or any securities or Debt of the Borrower or any other securities unless the same are readily marketable in the US or entitled to be used as a credit against federal income tax liabilities, non-compete agreements and any other assets designated from time to time by the Lender, in its sole discretion.

         "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names, designs or mask works.

         "Interest Payment Date" is defined in Section 2.10(a).

         "Interest Period" means the period that commences on (and includes) the Business Day on which either a LIBOR Advance is made or continued or on which a Floating Rate Advance is converted to a LIBOR Advance and ending on (but excluding) the Business Day numerically corresponding to such date that is one, three or six months thereafter as designated by the Borrower, during which period the outstanding principal balance of the LIBOR Advance shall bear interest at the LIBOR Advance Rate; provided, however, that:
                                    --------  -------
         (a) No Interest Period may be selected for an Advance for a principal amount less than Five-Hundred Thousand Dollars ($500,000), and no more than three (3) different Interest Periods may be outstanding at any one time;

         (b) If an Interest Period would otherwise end on a day which is not a Business Day, then the Interest Period shall end on the next Business Day thereafter, unless that Business Day is the first Business Day of a month, in which case the Interest Period shall end on the last Business Day of the preceding month);

         (c) No Interest Period applicable to a Revolving Advance may end later than the Maturity Date; and

         (d) In no event shall the Borrower select Interest Periods with respect to Advances which, in the aggregate, would require payment of a contracted funds breakage fee under this Agreement in order to make required principal payments.

         "Inventory" shall have the meaning given it under the UCC or the PPSA, as applicable.

         "Investment Property" shall have the meaning given it under the UCC or the PPSA, as applicable.

         "L/C Amount" means the sum of (i) the Aggregate Face Amount of any outstanding Letters of Credit, plus (ii) the amount of each Obligation of Reimbursement that either remains unreimbursed or has not been paid through a Revolving Advance on the Credit Facility.

         "L/C Application" means an application for the issuance of standby or documentary letters of credit pursuant to the terms of a Standby Letter of Credit Agreement or a Commercial Letter of Credit Agreement in form acceptable to the Lender.

         "Lender" means Wells Fargo Bank, National Association in its broadest and most comprehensive sense as a legal entity, and is not limited in its meaning to Lender's Wells Fargo Business Credit operating division, or to any other operating division of Lender.

         "Letter of Credit" is defined in Section 2.4(a).

         "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8th of one percent (1%)) determined pursuant to the following formula:

LIBOR =  Base LIBOR
         ------------------------------------
         100% - LIBOR Reserve Percentage

              (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by the Lender as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by the Lender for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Interest Period for delivery of funds on said date for a period of time approximately equal to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period applies. The Borrower understands and agrees that the Lender may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as the Lender in its discretion deems appropriate including the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

              (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by the Lender for expected changes in such reserve percentage during the applicable Interest Period.

         "LIBOR Advance" means a Revolving Advance or a portion of the Real Estate Term Advance bearing interest at the LIBOR Advance Rate.

         "LIBOR Advance Rate" means with respect to (i) Revolving Advances evidenced by the Revolving Note, an annual interest rate equal to the sum of LIBOR plus three-percent (3%) and (ii) Real Estate Term Advances, annual interest rate equal to the sum of LIBOR plus three and one-half percent (3.5%).

         "Licensed Intellectual Property" is defined in Section 5.11(c).

         "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or subsequently acquired and whether arising by agreement or operation of law.

         "Loan Documents" means this Agreement, the Revolving Notes, the Term Notes, each Guaranty, each L/C Application, each Standby Letter of Credit Agreement, each Commercial Letter of Credit Agreement and the Security
Documents, together with every other agreement, note, document, contract or instrument to which a Loan Party now or in the future may be a party and which is required by the Lender.

         "Loan   Party"  or  "Loan   Parties"   shall  mean   individually   and
collectively, Parent and the Borrowers.

         "Lockbox" means "Lockbox" as defined in the Wholesale Lockbox and Collection Account Agreement, and any other lockbox established from time to time by any Borrower with a lockbox agent acceptable to Lender and which is subject to an agreement among Lender, such Borrower and such lockbox agent, in form and substance acceptable to Lender.

         "Material Adverse Effect" means any of the following:

              (i) A material adverse effect on the business, operations, results of operations, assets, liabilities or financial condition of any Loan Party;

              (ii) A material adverse effect on the ability of any Loan Party to perform its obligations under the Loan Documents;

              (iii) A material adverse effect on the ability of the Lender to enforce the Indebtedness or to realize the intended benefits of the Security Documents, including a material adverse effect on the validity or enforceability of any Loan Document or of any rights against any Guarantor, or on the status, existence, perfection, priority (subject to Permitted Liens) or enforceability of any Lien securing payment or performance of the Indebtedness; or

              (iv) Any claim against any Loan Party or threat of litigation which if determined adversely to such Loan Party would cause such Loan Party to be liable to pay an amount, after allowance for all applicable insurance coverage, exceeding $75,000 or would result in the occurrence of an event described in clauses (i), (ii) or (iii) above.

         "Maturity Date" means May 30, 2013.

         "Maximum Line Amount" means $4,000,000, unless this amount is reduced pursuant to Section 2.12, in which event it means such lower amount.

         "Mortgage" means that certain Leasehold Mortgage and Assignment of Rents and Leases of even date herewith upon the Mortgaged Property, as the same may be modified, amended or restated from time to time.

         "Mortgaged Property" means that certain real property located in Mercer County, New Jersey subject to that certain lease between Ronson Helicopters, Inc. (now known as Ronson Aviation, Inc.), as lessee, and County of Mercer, as lessor, dated May 14, 1975, as amended, as more particularly described in the Mortgage.

         "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which the Borrower or any ERISA Affiliate contributes or is obligated to contribute.

         "Net Cash Flow" means for a given period, on a consolidated basis for the Loan Parties, Net Income, plus depreciation and amortization, minus the sum of (a) unfinanced Capital Expenditures, (b) Current Maturities of Long Term Debt and (c) distributions and dividends paid by Borrowers, to the extent permitted under this Agreement.

         "Net Cash Proceeds" means in connection with any asset sale, the cash proceeds (including any cash payments received by way of deferred payment whether pursuant to a note, installment receivable or otherwise, but only as and when actually received) from such asset sale, net of (i) attorneys' fees, accountants' fees, investment banking fees, brokerage commissions and amounts required to be applied to the repayment of any portion of the Debt secured by a Lien not prohibited hereunder on the asset which is the subject of such sale, and (ii) taxes paid or reasonably estimated to be payable as a result of such asset sale.

         "Net Forced Liquidation Value" means a professional opinion of the estimated most probable Net Cash Proceeds which could typically be realized at a properly advertised and conducted public auction sale without reserve, held under forced sale conditions and under economic trends current within 60 days of the appraisal. The opinion may consider physical location, difficulty of removal, adaptability, specialization, marketability, physical condition, overall appearance and psychological appeal.

         "Net Income" means for a given period, on a consolidated basis for the Loan Parties, fiscal year-to-date after-tax net income from continuing operations, including extraordinary losses but excluding extraordinary gains, all as determined in accordance with GAAP; provided, however, to the extent that option expenses have been deducted in calculating Net Income, the amount of such expenses shall be added back to Net Income for purposes of computing compliance with Financial Covenants.

         "Net Loss" means for a given period, on a consolidated basis for the Loan Parties, fiscal year-to-date after-tax net loss from continuing operations as determined in accordance with GAAP; provided, however, to the extent that option expenses have been deducted in calculating Net Loss, the amount of such expenses shall be added back to Net Loss for purposes of computing compliance with Financial Covenants.

         "Net Orderly Liquidation Value" means a professional opinion of the estimated most probable Net Cash Proceeds which could typically be realized at a properly advertised and professionally managed liquidation sale, conducted under orderly sale conditions for an extended period of time (usually six to nine months), under the economic trends existing at the time of the appraisal.

         "Obligation of Reimbursement" means the obligation of the Borrower to reimburse the Lender pursuant to the terms of the Standby Letter of Credit Agreement and the Commercial Letter of Credit Agreement and any applicable L/C Application.

         "Officer" means with respect to the Loan Parties, an officer if the applicable Loan Party is a corporation, a manager if the applicable Loan Party is a limited liability company, or a partner if the applicable Loan Party is a partnership.

         "OFAC" is defined in Section 6.12(c).

         "Overadvance" means the amount, if any, by which the outstanding principal balance of the Revolving Note, plus the L/C Amount, is in excess of the then-existing Domestic Borrower Borrowing Base or the Ronson Canada Borrowing Base, as applicable.

         "Owned Intellectual Property" is defined in Section 5.11(a).

         "Owner" means with respect to the Loan Parties, each Person having legal or beneficial title to an ownership interest in the Loan Parties or a right to acquire such an interest.

         "PPSA" means the Personal Property Security Act (Ontario) as in effect from time to time.

         "Parent" means Ronson Corporation, a New Jersey corporation.

         "Patent and Trademark Security Agreement" means each Patent and Trademark Security Agreement now or hereafter executed by a Loan Party in favor of the Lender.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

         "Permitted Lien" and "Permitted Liens" are defined in Section 6.3(a).

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate.

         "Premises" means all locations where the Borrower conducts its business and has any rights of possession, including the locations legally described in Exhibit D attached hereto.

         "Prime Rate" means at any time the rate of interest most recently announced by the Lender at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of the Lender's base rates, and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof in such internal publication or publications as the Lender may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced by the Lender.

         "Priority Payables" means amounts due under applicable law and not paid for vacation pay or other employee benefits, amounts due and not paid under any legislation relating to workers' compensation, mechanics liens or employment insurance, all amounts deducted or withheld and not paid and remitted when due under the Income Tax Act (Canada) or other provincial taxation statutes, amounts currently or past due and not contributed, remitted or paid to any Plan or under the Canada Pension Plan, the Quebec Pension Plan, the Pension Benefits Act (Ontario), or any similar legislation and amounts determined by the Lender from time to time in respect of such portion of the Collateral as represents a sales tax, excise tax, goods and services tax or harmonized tax.

         "Prometcor" means Prometcor, Inc., a New Jersey corporation.

         "Real Estate Term Advance" has the meaning set forth in Section 2.6.2.

         "Real Estate Term Note" means the Domestic Borrower's promissory note, payable to the order of the Lender, in substantially the form of Exhibit B-2 hereto, as same may be renewed and amended from time to time, and all replacements therefor.

         "Reportable Event" means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

         "Revolving Advance" is defined in Section 2.1.

         "Revolving Note" means the Domestic Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A-1 hereto, as same may be renewed and amended from time to time, and all replacements thereto.

         "Revolving Notes" means the Revolving Note and the Ronson Canada Revolving Note.

         "Ronson Canada Borrowing Base" means, at any time the lesser of:

         (a) $700,000; or

         (b) Subject to change from time to time in the Lender's sole discretion, the sum of:

              (i) The product of the Accounts Advance Rate times Eligible Accounts owned by Ronson Canada, plus

              (ii) The lesser of (A) sixty percent (60%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of Eligible Inventory owned by Ronson Canada, (b) eighty-five percent (85%),or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time, of the Net Orderly Liquidation Value of Eligible Inventory owned by Ronson Canada, or (C) $700,000, less

              (iii) The Canada L/C Amount, less

              (iv) The Canada Borrowing Base Reserve, less

              (v) Indebtedness that Ronson Canada owes to the Lender that has not yet been advanced on the Ronson Canada Revolving Note, and an amount that the Lender in its reasonable discretion finds on the date of determination to be equal to the Lender's net credit exposure with respect to any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement extended to Ronson Canada by the Lender that is not described in Article II of this Agreement and any indebtedness owed by Ronson Canada to Wells Fargo Merchant Services, L.L.C.

         "Ronson Canada Indebtedness" is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of Ronson Canada to the Lender, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by Ronson Canada with the Lender or with Wells Fargo Merchant Services, L.L.C., and whether Ronson Canada may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

         "Ronson Canada Revolving Note" means the revolving promissory note of Ronson Canada, payable to the order of the Lender in substantially the form of Exhibit A-2 hereto, as same may be renewed and amended from time to time, and all replacements thereto.

         "Ronson Hydraulics" means Ronson Hydraulics Units Corporation, a North Carolina corporation.

         "Security Agreements" means each Security Agreement or Collateral Pledge Agreement now or hereafter executed by a Loan Party in favor of the Lender dated the same date as this Agreement

         "Security Documents" means this Agreement, the Wholesale Lockbox and Collection Account Agreement, the Deposit Account Control Agreement(s), the Security Agreement(s), the Mortgage, the Patent Security Agreement(s), and the Trademark Security Agreement(s), and any other document delivered to the Lender from time to time to secure the Indebtedness.

         "Security Interest" is defined in Section 3.1.

         "Special Account" means a specified cash collateral account maintained with Lender or another financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.5.

         "Standby Letter of Credit Agreement" means an agreement governing the issuance of standby letters of credit by Lender entered into between the Borrower as applicant and Lender as issuer, in Lender's customary form.

         "Subordinated Creditors" means every Person now or in the future who agrees to subordinate indebtedness of the Borrower held by that Person to the payment of the Indebtedness.

         "Subordinated   Indebtedness"   means   indebtedness   subject   to   a
Subordination Agreement acceptable to Lender in its discretion.

         "Subordination Agreement" means a subordination agreement executed by a Subordinated Creditor in favor of the Lender and acknowledged by the Borrower.

         "Subsidiary" means any Person of which more than fifty percent (50%) of the outstanding ownership interests having general voting power under ordinary circumstances to elect a majority of the board of directors or the equivalent of such Person, regardless of whether or not at the time ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Tangible   Net  Worth"  means  Book  Net  Worth,   plus   Subordinated
                                                             ----
Indebtedness  of the Loan Parties,  on a consolidated  basis,  minus  Intangible
                                                               -----
Assets of the Loan Parties, on a consolidated basis.

         "Term Advances" or "Term Advances" means collectively and individually the Equipment Term Advance and the Real Estate Term Advance.

         "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Indebtedness, following an Event of Default, pursuant to Section 7.2.

         "Term Note" or "Term Notes" means collectively and individually the Equipment Term Note and the Real Estate Term Note.

         "Trademark Security Agreement" means each Trademark Security Agreement now or hereafter executed by a Loan Party in favor of the Lender dated the same date as this Agreement.

         "UCC" means the Uniform Commercial Code in effect in the state designated in this Agreement as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion of this Agreement.

         "Unused Amount" is defined in Section 2.9(b).

         "Wholesale   Lockbox  and  Collection   Account  Agreement"  means  the
Wholesale Lockbox and Collection Account Agreement by and between the Borrower and the Lender.

         Section 1.2. Other Definitional  Terms;  Rules of  Interpretation.  The
                      ----------------------------------------------------
words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

         Section 2.1.  Revolving  Advances.  The Lender  agrees,  subject to the
                       -------------------
terms and conditions of this Agreement, to make advances ("Revolving Advances") to (a) the Borrower Representative on behalf of the Domestic Borrowers, and (b) to Ronson Canada on behalf of Ronson Canada, from time to time from the date that all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to and until (but not including) the Termination Date in an amount not in excess of the Maximum Line Amount. The Lender shall have no obligation (a) to make a Revolving Advance to the extent that the amount of the requested Revolving Advance exceeds Availability or (b) to make a Revolving Advance to or for the benefit of the Domestic Borrowers to the extent the amount of the requested Revolving Advance exceeds the Domestic Borrower Borrowing Base or (c) make a Revolving Advance to or for the benefit of Ronson Canada to the extent the amount of the Revolving Advance exceeds the Ronson Canada Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Notes and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to
Section 2.12, and reborrow. Notwithstanding any other provision contained in this Agreement or in any other Loan Document, Ronson Canada shall be liable under this Agreement and under the other Loan Documents for the Ronson Canada Indebtedness only.

         Section 2.2.  Procedures  for Requesting  Advances.  The Borrower shall
                       ------------------------------------
comply with the following procedures in requesting Revolving Advances:

         (a) Type of Advances. Each Advance shall be funded as either a Floating Rate Advance or a LIBOR Advance, as the Borrower shall specify in a request delivered to the Lender conforming to the requirements of Section 2.2(b); Floating Rate Advances and LIBOR Advances may be outstanding at the same time. Each request for a LIBOR Advance shall be in multiples of $100,000, with a minimum request of at least $500,000. LIBOR Advances shall not be available during Default Periods.

         (b) Time for Requests. The Borrower shall request each Advance so that it is received by Lender not later than the Cut-off Time on the Business Day on which the Advance is to be made. Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, and shall be confirmed in writing by the Borrower if so requested by the Lender, by (i) an Officer of the Borrower; or
(ii) a Person designated as the Borrower's agent by an Officer of the Borrower in a writing delivered to the Lender; or (iii) a Person whom the Lender reasonably believes to be an Officer of the Borrower or such a designated agent , which confirmation shall specify whether the Advance shall be a Floating Rate Advance or a LIBOR Advance and, with respect to any LIBOR Advance, shall specify the principal amount of the LIBOR Advance and the Interest Period applicable thereto. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the Person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         (c) Disbursement. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall disburse the proceeds of the requested Advance by crediting the Borrower's operating account maintained with the Lender unless the Lender and the Borrower shall agree to another manner of disbursement. The Lender may also initiate an Advance and disburse the proceeds to any third Person in such amounts as the Lender, in its sole discretion, deems necessary to protect its interest in any Collateral or to purchase Collateral or to exercise any other rights granted to it by the Borrower under Section 6.27.

         Section 2.3. LIBOR Advances.
                      --------------

         (a) Converting Floating Rate Advances to LIBOR Advances; Procedures. So long as no Default Period is in effect, the Borrower may convert all or any part of the principal amount of any outstanding Floating Rate Advance into a LIBOR Advance by requesting that the Lender convert same no later than the Cut-off Time on the Business Day immediately preceding the Business Day on which the Borrower wishes the conversion to become effective. Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender and shall be confirmed in writing by the Borrower if the Lender so requests by any Officer or designated agent identified in Section 2.2(b) or Person reasonably believed by the Lender to be such an Officer or designated agent, which request shall specify the Business Day on which the conversion is to occur, the total amount of the Floating Rate Advance to be converted, and the applicable Interest Period. Each such conversion shall occur on a Business Day, and the aggregate amount of Floating Rate Advances converted to LIBOR Advances shall be in multiples of $100,000, with a minimum conversion amount of at least $500,000; provided, however that at no time shall LIBOR Advances constitute more than seventy-five percent (75%) of the aggregate outstanding principal amount of Advances.

         (b) Procedures at End of an Interest Period. Unless the Borrower requests a new LIBOR Advance in accordance with the procedures set forth below, or prepays the principal of an outstanding LIBOR Advance at the expiration of an Interest Period, the Lender shall automatically and without request of the Borrower convert each LIBOR Advance to a Floating Rate Advance on the last day of the relevant Interest Period. So long as no Default exists, the Borrower may cause all or any part of any maturing LIBOR Advance to be renewed as a new LIBOR Advance by requesting that the Lender continue the maturing Advance as a LIBOR Advance no later than the Cut-off Time on the Business Day immediately preceding the Business Day constituting the first day of the new Interest Period. Each such request shall be confirmed in writing by the Borrower upon the Lender's request by any Officer or designated agent identified in Section 2.2(b), which confirmation shall be effective upon receipt by the Lender, and which shall specify the amount of the expiring LIBOR Advance to be continued and the applicable Interest Period. Each new Interest Period shall begin on a Business Day and the amount of each LIBOR Advance shall be in multiples of $100,000, with a minimum Advance of at least $500,000.

         (c) Setting and Notice of Rates. The Lender shall, with respect to any request for a LIBOR Advance under Section 2.2 or a conversion or renewal of a LIBOR Advance under this Section 2.3, provide the Borrower with a LIBOR quote for each Interest Period identified by the Borrower on the Business Day on which the request was made, if the request is received by the Lender prior to the Cut-off Time, or for requests received by the Lender after the Cut-off Time, on the next Business Day or on the Business Day on which the Borrower has requested that the LIBOR Advance be made effective. If the Borrower does not immediately accept a LIBOR quote, the quoted rate shall expire and any subsequent request from Borrower for a LIBOR quote shall be subject to redetermination by the Lender of the applicable LIBOR for the LIBOR Advance.

         (d) Taxes and Regulatory Costs. The Borrower shall pay the Lender with respect to any Advance, upon demand and in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to the Borrower hereunder, any reasonable allocation made by the Lender among its operations shall be conclusive and binding upon the Borrower.

         Section 2.4. Letters of Credit.
                      -----------------

         (a) The Lender agrees, subject to the terms and conditions of this Agreement, to issue, at any time after the Funding Date and prior to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account. The Lender will not issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of:

              (i) $500,000 less the L/C Amount, or

              (ii) Availability.

         Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application made by the Borrower. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions of the Standby Letter of Credit Agreement or the Commercial Letter of Credit Agreement, as applicable.

         (b) No Letter of Credit shall be issued with an expiry date later than one (1) year from the date of issuance or the Maturity Date in effect as of the date of issuance, whichever is earlier.

         (c) Any request for issuance of a Letter of Credit shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

         (d) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender may, in its sole discretion, make a Revolving Advance in an amount sufficient to discharge any outstanding Obligation of Reimbursement and any accrued but unpaid interest and fees payable with respect to same.

         Section 2.5. Special Account.  If the Credit Facility is terminated for
                      ---------------
any reason while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount plus any anticipated fees and costs. If the Borrower fails to promptly make any such payment in the amount required hereunder, then the Lender may make a Revolving Advance against the Credit Facility in an amount sufficient to fulfill this obligation and deposit the proceeds to the Special Account. The Special Account shall be an interest bearing account either maintained with the Lender or with a financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Lender may apply amounts on deposit in the Special Account at any time or from time to time to the Indebtedness in the Lender's sole discretion. The Borrower may not withdraw any amounts on deposit in the Special Account as long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower when the Lender is required to release its security interest in the Special Account under applicable law.

         Section 2.6. Term Advances.
                      -------------

         2.6.1 Equipment Term Advance.
               ----------------------

         (a) The Lender agrees, subject to the terms and conditions of this Agreement, to make a single advance to the Domestic Borrower on the Funding Date in the amount of $837,500 (the "Equipment Term Advance"). The Domestic Borrower's obligation to pay the Equipment Term Advance shall be evidenced by the Equipment Term Note and shall be secured by the Collateral as provided in
Article III.

         (b) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall deposit the proceeds of the requested Equipment Term Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.2(c). Upon the Lender's request, the Domestic Borrower shall promptly confirm each request for an Equipment Term Advance or any alternative method of disbursing a Equipment Term Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Domestic Borrower shall be obligated to repay all Equipment Term Advances notwithstanding the Lender's failure to receive such confirmation and notwithstanding the fact that the Person requesting the same was not in fact authorized to do so. Any request for a Equipment Term Advance, whether written or telephonic, shall be deemed to be a representation by the Domestic Borrower that the Domestic Borrower is in compliance with the conditions set forth in Section 4.2 as of the time of the request.

         2.6.2 Real Estate Term Advance.
               ------------------------

         (a) The Lender agrees, subject to the terms and conditions of this Agreement, to make a single advance to the Domestic Borrower on the Funding Date in the amount of $2,922,500 (the "Real Estate Term Advance"). The Domestic Borrower's obligation to pay the Real Estate Term Advance shall be evidenced by the Real Estate Term Note and shall be secured by the Collateral as provided in
Article III.

         (b) Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall deposit the proceeds of the requested Real Estate Term Advance by crediting the same to the Borrower's demand deposit account specified in Section 2.2(c). Upon the Lender's request, the Domestic Borrower shall promptly confirm each request for a Real Estate Term Advance or any alternative method of disbursing a Real Estate Term Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Domestic Borrower shall be obligated to repay all Real Estate Term Advances notwithstanding the Lender's failure to receive such confirmation and notwithstanding the fact that the Person requesting the same was not in fact authorized to do so. Any request for a Real Estate Term Advance, whether written or telephonic, shall be deemed to be a representation by the Domestic Borrower, upon which the Lender may rely, that the Domestic Borrower is in compliance with the conditions set forth in Section
4.2 as of the time of the request.

         Section 2.7. Payment of Term Notes. The outstanding  principal  balance
                      ---------------------
of the Term Notes shall be due and payable as follows:

         2.7.1 Equipment Term Note.
               -------------------

         (a) In equal monthly installments of $13,954.17, beginning on July 1, 2008, and on the first day of each month thereafter.

         (b) If the Lender at any time obtains an appraisal of Eligible Equipment as permitted under Section 6.10(d) herein, and the appraisal shows the aggregate outstanding principal balance of the Equipment Term Note to exceeds
(i) 85% of the Net Orderly Liquidation Value of Eligible Equipment or (ii) 100% of the Net Forced Liquidation Value of Eligible Equipment, then the Domestic Borrower, upon demand by the Lender, shall immediately prepay the Equipment Term
Note in the amount of such excess.

         (c) All prepayments of principal with respect to the Equipment Term Note shall be applied to the most remote principal installment or installments then unpaid; and

         (d) On the Termination Date, the entire unpaid principal balance of the Equipment Term Note, and all unpaid interest accrued thereon, shall also be fully due and payable.

         2.7.2 Real Estate Term Note.
               ---------------------

         (a) In equal monthly installments of $16,236.12, beginning on July 1, 2008, and on the first day of each month thereafter.

         (b) If the Lender at any time obtains an appraisal of the Mortgaged Property, as permitted under Section 6.10(d) herein, and the appraisal shows the aggregate outstanding principal balance of the Real Estate Term Note to exceed 70% of the fair market value of such Mortgaged Property, then the Domestic Borrower, upon demand by the Lender, shall immediately prepay the Real Estate Term Note in the amount of such excess.

         (c) All prepayments of principal with respect to the Real Estate Term Note shall be applied to the most remote principal installment or installments then unpaid; and

         (d) On the Termination Date, the entire unpaid principal balance of the Real Estate Term Note, and all unpaid interest accrued thereon, shall also be fully due and payable.

         Section 2.8. Interest;  Default Interest Rate; Application of Payments;
                      ----------------------------------------------------------
Participations; Usury.
---------------------

         (a)  Interest.  Except as provided in Section 2.3,  Section  2.8(b) and
Section 2.8(e), the principal amount of each Advance shall bear interest as a Floating Rate Advance.

         (b) Default Interest Rate. At any time during any Default Period or following the Termination Date, in the Lender's sole discretion and without waiving any of its other rights or remedies, the principal of the Revolving Note and the Term Notes shall bear interest at the Default Rate or such lesser rate as the Lender may determine, effective as of the first day of the fiscal quarter in which any Default Period begins through the last day of such Default Period, or any shorter time period that the Lender may determine. The decision of the Lender to impose a rate that is less than the Default Rate or to not impose the Default Rate for the entire duration of the Default Period shall be made by the Lender in its sole discretion and shall not be a waiver of any of its other rights and remedies, including its right to retroactively impose the full Default Rate for the entirety of any such Default Period or following the Termination Date.

         (c) Application of Payments. Payments shall be applied to the Indebtedness on the Business Day of receipt by the Lender in the Lender's general account, but the amount of principal paid shall continue to accrue interest at the interest rate applicable under the terms of this Agreement from the calendar day the Lender receives the payment, and continuing through the end of the first Business Day following receipt of the payment.

         (d) Participations. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement, the Borrower shall (subject, as to Ronson Canada, to the final sentence of Section 2.1) be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.8, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than that calculated under this Section 2.8, or otherwise elects to accept less than its pro rata share of such fees, charges and other amounts due under this Agreement.

         (e) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

         Section 2.9. Fees.
                      ----

         (a) Origination Fee. The Borrower shall pay the Lender a fully earned and non-refundable origination fee of $50,000, due and payable upon the execution of this Agreement.

         (b) Unused Line Fee. For the purposes of this Section 2.9(b), "Unused Amount" means the Maximum Line Amount reduced by outstanding Revolving Advances and the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-quarter of one percent (.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

         (c) Collateral Monitoring Fee. The Borrower agrees to pay to the Lender a monthly monitoring fee in the amount of $1,000 per month, due and payable monthly in arrears on the first day of each month and on the Termination Date.

         (d) Collateral Exam Fees. The Borrower shall pay the Lender fees in connection with any collateral exams, audits or inspections conducted by or on behalf of the Lender of any Collateral or of the Borrower's operations or business at the rates established from time to time by the Lender (which fees are currently $950 per day per collateral examiner), together with any related out-of-pocket costs and expenses incurred by the Lender.

         (e) Collateral Monitoring Service Fees. The Borrower shall pay the Lender fees in connection with any service conducted by or on behalf of the Lender for purposes of identifying ineligible Collateral, calculating the Borrowing Base, and performing related collateral monitoring services at the rates established from time to time by the Lender (which fees currently include an initial set-up fee of $1,000 and a monthly fee of $100 for each such aging), together with any out-of-pocket costs and expenses incurred by Lender, which fees shall be due and payable monthly in arrears on the first day of the month and on the Termination Date.

         (f) Letter of Credit Fees. The Domestic Borrowers shall pay to the Lender a fee with respect to each Letter of Credit that has been issued to any Borrower, and Ronson Canada shall be obligated pay to the Lender (to the extent not paid by the Domestic Borrowers) a fee with respect to each Letter of Credit that has been issued to it, which fee shall be calculated on a per diem basis at an annual rate equal to (i) one and one-half percent (1.5%) of the Aggregate Face Amount of documentary letters of credit and
(ii) two percent (2%) of the Aggregate Face Amount of standby letters of credit, from and including the date of issuance of the Letter of Credit until the date that the Letter of Credit terminates or is returned to the Lender, which fee shall be due and payable monthly in arrears on the first day of each month and on the date that the Letter of Credit terminates or is returned to the Lender; provided, however, effective as of the first day of the fiscal quarter in which any Default Period begins through the last day of such Default Period, or any shorter time period that the Lender may determine, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to five percent (5.0%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any other fees, commissions and charges imposed by Lender with respect to such Letter of Credit.

         (g) Letter of Credit Administrative Fees. The Domestic Borrowers shall pay all administrative fees charged by Lender in connection with the honoring of drafts under any Letter of Credit issued on the application of a Borrower, amendments thereto, transfers thereof and all other activity with respect to such Letters of Credit at the then - current rates published by Lender for such services rendered on behalf of customers of Lender generally, and Ronson Canada shall pay all administrative fees charged by Lender in connection with the honoring of drafts under any Letter of Credit issues on the application of Ronson Canada, amendments thereto, transfers thereof and all other activity with respect to such Letters of Credit at the then - current rates published by Lender for such services rendered on behalf of customers of Lender generally, to the extent not paid by the Domestic Borrowers.

         (h) Termination and Line Reduction Fees. If (i) the Lender terminates the Credit Facility during a Default Period, or if (ii) the Borrower terminates or reduces the Credit Facility on a date prior to the Maturity Date, then the Borrower shall pay the Lender as liquidated damages and not as a penalty a termination fee in an amount equal to a percentage of the Maximum Line Amount (or the reduction of the Maximum Line Amount, as the case may be) calculated as follows: (A) two percent (2%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; (B) one percent (1) if the termination or reduction occurs after the first anniversary of the Funding Date, but on or before the second anniversary of the Funding Date; and (C) one-half of one percent (.50%) if the termination or reduction occurs after the second anniversary of the Funding Date.

         (i) Prepayment Fees and Contracted Funds Breakage Fees. The Borrower may prepay the principal amount of any LIBOR Advance and the Term Notes at any time in any amount, whether voluntarily or by acceleration, subject to the payment of fees as follows:

              (i) If the Equipment Term Note and/or the Real Estate Term Note is prepaid for any reason other than because of any mandatory prepayment required pursuant to Section 2.13(b) of this Agreement, the Domestic Borrowers shall pay to the Lender a prepayment fee in an amount equal to (i) two percent (2.0%) of the amount prepaid, if prepayment occurs on or before the first anniversary of the Funding Date; (ii) one percent (1.0%) of the amount prepaid, if prepayment occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) one-half of one percent (.50%) of the amount prepaid, if prepayment occurs after the second anniversary of the Funding Date.

              (ii) If the principal amount of any LIBOR Advance is prepaid, the Borrowers shall pay to the Lender immediately upon demand a contracted funds breakage fee equal to the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Interest Period matures, calculated as follows for each such month:

                   (A) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the applicable Interest Period.

                   (B) Subtract from the amount determined in (A) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Interest Period at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

                   (C) If the result obtained in (B) for any month is greater than zero, discount that difference by LIBOR used in (B) above.

         The Borrower acknowledges that prepayment of any LIBOR Advance or the Term Notes may result in the Lender incurring additional costs, expenses or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses or liabilities. The Borrower therefore agrees to pay the above-described prepayment fee and contracted funds breakage fee and agrees that said amounts represent a reasonable estimate of the prepayment costs, contracted funds breakage costs, expenses and/or liabilities of the Lender.

         (j) Overadvance Fees. The Borrower shall pay an Overadvance fee in the amount of $500.00 for each day or portion thereof during which an Overadvance exists, unless the Overadvance has been agreed to in writing in advance by the Lender without payment of any fee. The acceptance of payment of an Overadvance fee by the Lender shall not be deemed to constitute either consent to the Overadvance or a waiver of the resulting Event of Default, unless the Lender specifically consents to the Overadvance in writing and waives the Event of Default on whatever conditions the Lender deems appropriate.

         (k) Other Fees and Charges. The Lender may from time to time impose additional fees and charges as consideration for Advances made in excess of Availability or for other events that constitute an Event of Default or a Default hereunder, including fees and charges for the administration of Collateral by the Lender, and fees and charges for the late delivery of reports, which may be assessed in the Lender's sole discretion on either an hourly, periodic, or flat fee basis, and in lieu of or in addition to imposing interest at the Default Rate.

         Section 2.10. Time for Interest Payments; Payment on Non-Business Days;
                       ---------------------------------------------------------
Computation of Interest and Fees.
--------------------------------

         (a) Time For Interest Payments. Accrued and unpaid interest accruing on Floating Rate Advances shall be due and payable on the first day of each month and on the Termination Date (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of advance to the Interest Payment Date. If an Interest Payment Date is not a Business Day, payment shall be made on the next succeeding Business Day. Interest accruing on each LIBOR Advance shall be due and payable on the last day of the applicable Interest Period; provided, however, for Interest Periods that are longer than one month, interest shall nevertheless be due and payable monthly on the last day of each month, and on the last day of the Interest Period.

         (b) Payment on Non Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         (c) Computation of Interest and Fees. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

         Section 2.11. Lockbox and Collateral Account; Sweep of Funds.
                       ----------------------------------------------

         (a) Lockbox and Collateral Account.

              (i) The Borrower shall instruct all account debtors to pay all Accounts directly to the Lockbox. If, notwithstanding such instructions, the Borrower receives any payments on Accounts, the Borrower shall deposit such payments into the Collateral Account. The Borrower shall also deposit all other cash proceeds of Collateral regardless of source or nature directly into the Collateral Account. Until so deposited, the Borrower shall hold all such payments and cash proceeds in trust for and as the property of the Lender and shall not commingle such property with any of its other funds or property. All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Indebtedness.

              (ii) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

         (b) Sweep of Funds. The Lender shall from time to time, in accordance with the Wholesale Lockbox and Collection Account Agreement, cause funds in the Collateral Account to be transferred to the Lender's general account for payment of the Indebtedness. Amounts deposited in the Collateral Account shall not be subject to withdrawal by the Borrower, except after payment in full and discharge of all Indebtedness.

         Section  2.12.  Voluntary  Prepayment;  Reduction  of the Maximum  Line
                         -------------------------------------------------------
Amount;  Termination of the Credit Facility by the Borrower. Except as otherwise
-----------------------------------------------------------
provided herein, the Borrower may prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line Amount at any time if it (i) gives the Lender at least 60 days advance written notice prior to the proposed Termination Date, and (ii) pays the Lender applicable termination prepayment and contracted funds breakage fees, and Maximum Line Amount reduction fees in accordance with the terms of this Agreement. Any reduction in the Maximum Line Amount shall be in multiples of $100,000, and with a minimum reduction of at least $500,000. If the Borrower terminates the Credit Facility or reduces the Maximum Line Amount to zero, all Indebtedness shall be immediately due and payable, and if the Borrower gives the Lender less than the required 60 days advance written notice, then the interest rate applicable to borrowings evidenced by Revolving Note shall be the Default Rate for the period of time commencing 60 days prior to the proposed Termination Date through the date that the Lender actually receives such written notice. If the Borrower does not wish the Lender to consider renewal of the Credit Facility on the next Maturity Date, then the Borrower shall give the Lender at least 60 days written notice prior to the Maturity Date that it will not be requesting renewal. If the Borrower fails to give the Lender such timely notice, then the interest rate applicable to borrowings evidenced by the Revolving Note shall be the Default Rate for the period of time commencing 60 days prior to the Maturity Date through the date that the Lender actually receives such written notice.

         Section 2.13. Mandatory Prepayment.
                       --------------------

         (a) Without notice or demand, unless the Lender shall otherwise consent in a written agreement that sets forth the terms and conditions which the Lender in its discretion may deem appropriate, including without limitation the payment of an Overadvance fee, if an Overadvance shall at any time exist with respect to the Credit Facility, then the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess (due, for example, to the L/C Amount), pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any voluntary or mandatory prepayment received by the Lender may be applied to the Indebtedness, in such order and in such amounts as the Lender in its sole discretion may determine from time to time.

         (b) Within 30 days after receipt by the Lender of the audited annual financial statements of the Parent as required under Section 6.1(a) of this Agreement, the Domestic Borrower shall pay to the Lender as a prepayment of the Real Estate Term Note an amount equal to 25% of the Loan Parties' Excess Cash Flow. Any payment received by the Lender under this Section 2.13(b) shall be applied in the inverse order of the installment due dates and in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

         Section 2.14.  Revolving Advances to Pay Indebtedness.  Notwithstanding
                        --------------------------------------
the terms of Section 2.1, the Lender may, in its discretion at any time or from time to time, without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, make a Revolving Advance in an amount equal to the portion of the Indebtedness from time to time due and payable and may deliver the proceeds of any such Revolving Advance to Wells Fargo Merchant Services, L.L.C. in satisfaction of any unpaid obligations due to Wells Fargo Merchant Services, L.L.C.

         Section 2.15.  Use of Proceeds.  The Borrower shall use the proceeds of
                        ---------------
initial Advances under this Agreement to fully repay obligations due to Bank of the West, The CIT Group/Commercial Services, Inc., EPIC Aviation, LLC, Banc of America Leasing and Louis V. Aronson II, and thereafter shall use the proceeds of Advances and each Letter of Credit for ordinary working capital purposes.

         Section 2.16.  Liability Records.  The Lender may maintain from time to
                        -----------------
time, at its discretion, records as to the Indebtedness. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Indebtedness that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                  ARTICLE III
                      SECURITY INTEREST; OCCUPANCY; SETOFF

         Section 3.1. Grant of Security  Interest.  The Borrower hereby pledges,
                      ---------------------------
assigns and grants to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of: (a) all present and future Indebtedness of the Borrower to the Lender; (b) all obligations of the Borrower and rights of the Lender under this Agreement; and (c) all present and future obligations of the Borrower to the Lender of other kinds. Upon request by the Lender, the Borrower will grant to the Lender, for the benefit of itself and as agent for Wells Fargo Merchant Services, L.L.C., a security interest in all commercial tort claims that the Borrower may have against any Person. Notwithstanding the foregoing, the Security Interest of Lender upon Borrower's Intellectual Property Rights shall only secure the Indebtedness consisting of and arising out of both the Real Estate Term Advance, up to a limit of $1,000,000, and the Equipment Term Advance and shall be subject to the terms and provisions of Section 7.3 of this Agreement. Notwithstanding any provision to the contrary contained in this Agreement, (a) the Security Interest granted by Parent in its interest in Ronson Canada shall be limited as provided in the Security Agreement by Parent in favor of Lender and (b) the Security Interest granted by Ronson Canada hereunder (including, without limitation, the rights under Section 3.3 hereof) shall secure the Ronson Canada Indebtedness only.

         3.1.1 Existing  Capital One Mortgage.  Nothing in this Agreement  shall
               ------------------------------
create a Security Interest in (a) the "Mortgaged Property" as such term is defined in the Existing Capital One Mortgage or (b) the "Leases" or "Rents" as such terms are defined in the Assignment of Rents and Leases made by RCPC to North Fork Bank (now known as Capital One, N.A.) dated September 27, 2006 and recorded with the Clerk of Middlesex County, New Jersey on recorded in Book 11875, Page 560, a copy of which is attached hereto as Exhibit F.

         Section 3.2.  Notification of Account  Debtors and Other Obligors.  The
                       ---------------------------------------------------
Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other Person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender may, in the Lender's name or in the Borrower's name, as the Borrower's agent and attorney-in-fact, notify the United States Postal Service and/or Canada Post to change the address for delivery of the Borrower's mail to any address designated by the Lender, provided that Lender shall also notify Borrower promptly after it provides such notice to the United States Postal Service and/or Canada Post, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

         Section 3.3.  Assignment of Insurance.  As additional  security for the
                       -----------------------
payment and performance of the Indebtedness, the Borrower hereby assigns to the Lender any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to the Lender to be applied, at the option of the Lender, either to the prepayment of the Indebtedness or shall be disbursed to the Borrower under staged payment terms reasonably satisfactory to the Lender for application to the cost of repairs, replacements, or restorations. Any such repairs, replacements, or restorations shall be effected with reasonable promptness and shall be of a value at least equal to the value of the items or property destroyed prior to such damage or destruction.

         Section 3.4. Occupancy.
                      ---------

         (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period without notice or consent, to the exclusion of Borrower.

         (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of items that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

         (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Indebtedness and termination of the Credit Facility, and (ii) final sale or disposition of all items constituting Collateral and delivery of all such items to purchasers.

         (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         Section 3.5.  License.  Without  limiting the  generality  of any other
                       -------
Security Document, each Loan Party hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of the Loan Party for the purpose of: (a) completing the manufacture of any in-process materials during any Default Period so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by the Loan Party for its own manufacturing and subject to the Loan Party's reasonable exercise of quality control; and (b) selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6. Financing Statement. Each Loan Party authorizes the Lender
                      -------------------
to file from time to time, such financing statements pursuant to the UCC and the PPSA against collateral described as "all personal property" or "all assets" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest. All financing statements filed pursuant to the UCC and the PPSA before the date hereof to perfect the Security Interest were authorized by the Loan Party and are hereby re-authorized. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Loan Party is sufficient as a financing statement and may be filed as a financing statement in any state or province to perfect the security interests granted hereby. For this purpose, each Loan Party represents and warrants that the following information is true and correct:

Name and address of Debtor:

Ronson Corporation
Corporate Park III, Campus Drive
PO Box 6707
Somerset, NJ 08875
Federal Employer Identification No. 22-0743290
Organizational Identification No. 7693250000

Ronson Consumer Products Corporation
Corporate Park III, Campus Drive
PO Box 6707
Somerset, NJ 08875
Federal Employer Identification No.  22-2380407
Organizational Identification No.  0100153715

Ronson Aviation, Inc.
Corporate Park III, Campus Drive
PO Box 6707
Somerset, NJ 08875
Federal Employer Identification No. 21-0729844
Organizational Identification No. 7693211000

Ronson Corporation of Canada Ltd.
Corporate Park III, Campus Drive
PO Box 6707
Somerset, NJ 08875
Federal Employer Identification No. 12177 8682 RC0001
Organizational Identification No. 629727

Name and address of Secured Party:

Wells Fargo Bank, National Association
119 West 40th Street, 16th Floor
New York, New York 10018-2500

         Section 3.7.  Setoff.  The Lender may at any time or from time to time,
                       ------
at its sole discretion and without demand and without notice to anyone (but subject, as to Ronson Canada, to the final sentence of Section 2.1 hereof), setoff any liability owed to the Borrower by the Lender, whether or not due, against any Indebtedness, whether or not due. In addition, each other Person holding a participating interest in any Indebtedness shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest, subject, as to Ronson Canada, to the final sentence of Section 2.1 hereof.

         Section 3.8. Collateral.  This Agreement does not contemplate a sale of
                      ----------
accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third Person, exercises reasonable care in the selection of the bailee or other third Person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application. The Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. The Borrower waives any right it may have to require the Lender to pursue any third Person for any of the Indebtedness.

                                   ARTICLE IV
                              CONDITIONS OF LENDING

         Section 4.1. Conditions Precedent to the Initial Advances and Letter of
                      ----------------------------------------------------------
Credit.  The Lender's  obligation  to make the initial  Advances or to cause any
------
Letters of Credit to be issued shall be subject to the condition precedent that the Lender shall have received all of the following, each properly executed by the appropriate party and in form and substance satisfactory to the Lender:

         (a) This Agreement.

         (b) The Revolving Notes and the Term Notes.

         (c) A Standby Letter of Credit Agreement and a Commercial Letter of Credit Agreement, and L/C Application for each Letter of Credit that the Borrower wishes to have issued thereunder.

         (d) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

         (e) A true and correct copy of any and all mortgages pursuant to which the Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

         (f) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of Liens, (ii) UCC financing statements and PPSA financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches and PPSA searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

         (g) An acknowledgment and waiver of Liens from each warehouse in which the Borrower is storing Inventory.

         (h) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, (i) an acknowledgment and waiver of Liens from each subcontractor who has possession of the Borrower's goods from time to time, (ii) UCC financing statements and PPSA financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, and (iii) UCC searches and PPSA searches showing that no other secured party has filed a financing statement covering such Person's property other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party.

         (i) An acknowledgment and agreement in favor of the Lender from each licensor (i) to the extent Borrowers desire to include any Inventory provided pursuant to a license agreement with such licensor as Eligible Inventory and
(ii) of rights that are material to the operation of Borrowers' business, together with a true, correct and complete copy of all license agreements material to the operation of Borrowers' business.

         (j) The Wholesale Lockbox and Collection Account Agreement.

         (k) Control agreements with each bank at which the Borrower maintains deposit accounts.

         (l) Each Patent Security Agreement.

         (m) Each Trademark Security Agreement.

         (n) Each other Loan Document.

         (o) Current searches of appropriate filing offices showing that (i) no Liens have been filed and remain in effect against a Loan Party except Permitted Liens or Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender, and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

         (p) A certificate of the Loan Party's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of the Loan Party's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of the Loan Party's Constituent Documents, and (iii) examples of the signatures of the Loan Party's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

         (q) A current certificate issued by the Secretary of State of New Jersey, certifying that the Parent, RCPC and RAI are in compliance with all applicable organizational requirements of the State of New Jersey and current certificates issued by the Companies and Personal Property Security Branch of the Province of Ontario certifying the corporate status of Ronson Canada.

         (r) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

         (s) A certificate of an Officer of the Borrower confirming the representations and warranties set forth in Article V.

         (t) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

         (u) A separate Guaranty from each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Indebtedness.

         (v) An opinion of counsel to the Loan Parties, addressed to the Lender.

         (w) Payment of all fees due under the terms of this Agreement through the date of the initial Advance or the issuance of any Letter of Credit hereunder, and payment of all expenses incurred by the Lender through such date and that are required to be paid by the Borrower under this Agreement.

         (x) Evidence that after making the initial Revolving Advance, satisfying all obligations owed to the Borrower's prior lender, satisfying all trade payables older than 90 days from invoice date, book overdrafts and closing costs, Availability shall be not less than $600,000.

         (y) A Customer Identification Information form and such other forms and verification as the Lender may need to comply with the U.S.A. Patriot Act.

         (z) With respect to the real estate that is encumbered by the mortgage of the Lender (i) an appraisal ordered by the Lender or its agent of said real property and all improvements thereon, conforming to Uniform Standards of Professional Appraisal Practice and issued by a real estate appraiser acceptable to the Lender, reflecting values acceptable to the Lender in its discretion,
(ii) an American Land Title Association policy of title insurance, with such endorsements as the Lender may require, issued by an insurer in such amounts as the Lender may require, insuring the Lender's lien on said real estate, subject only to such exceptions as the Lender in its discretion may approve, together with such evidence relating to the payment of liens or potential liens as the Lender may require, and (iii) an American Land Title Association survey certified to the Lender and to the title company that is acceptable to the Lender.

         (aa) With respect to the real estate that is encumbered by the mortgage of the Lender a current environmental site assessment indicating that the real property is subject to no "recognized environmental conditions", as that term is defined by the American Society for Testing and Materials, in its standards for environmental due diligence and is not in need of remedial action to avoid subjecting its owner to any present or future liability or contingent liability with respect to the release of toxic or hazardous wastes or substances.

         (bb) With respect to the real estate that is encumbered by the mortgage of the Lender (i) a flood hazard determination form, confirming whether or not the parcel is in a flood hazard area and whether or not flood insurance must be obtained, and, if the real estate is located in a flood hazard area, (ii) a policy of flood insurance.

         (cc) With respect to the real estate that is encumbered by the mortgage of the Lender, copies of management services and maintenance contracts, fire, health and safety reports, certificates of occupancy, leases and rent rolls, and such other information relating to the real estate and the improvements thereon that the Lender in its discretion deems necessary.

         (dd) Such other documents as the Lender in its sole discretion may require.

         Section  4.2.  Conditions  Precedent  to All  Advances  and  Letters of
                        --------------------------------------------------------
Credit. The Lender's obligation to make each Advance or to cause the issuance of
------
a Letter of Credit shall be subject to the further conditions precedent that:

         (a) The representations and warranties contained in Article V are correct in all material respects on and as of the date of such Advance or issuance of a Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

         (b) No event has occurred and is continuing, or would result from such Advance or issuance of a Letter of Credit which constitutes a Default or an Event of Default.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Each Loan Party represents and warrants to the Lender as follows:

         Section  5.1.   Existence  and  Power;  Name  Chief  Executive  Office;
                         -------------------------------------------------------
Inventory and Equipment Locations;  Federal Employer  Identification  Number and
--------------------------------------------------------------------------------
Organizational  Identification  Number.  Parent,  RCPC and RAI are corporations,
--------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New Jersey and are duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, except where failure so to be licensed or qualified would not have a Material Adverse Effect. Ronson Canada is a corporation, duly organized, validly existing and in good standing under the laws of the Province of Ontario and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, except where failure so to be licensed or qualified would not have a Material Adverse Effect. Each Loan Party has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During the seven (7) years preceding the Funding Date, each Loan Party has done business solely under the names set forth in Schedule 5.1. Each Loan Party's chief executive office and principal place of business is located at the address set forth in Schedule 5.1, and all of the Loan Party's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations listed in Schedule 5.1. The Loan Party's federal employer identification number and organization identification number are correctly set forth in Section 3.6.

         Section 5.2.  Capitalization.  Schedule 5.2  constitutes  a correct and
                       --------------
complete list of all ownership interests of the Borrowers and rights to acquire ownership interests including the record holder, number of interests and percentage interests on a fully diluted basis, and an organizational chart showing the ownership structure of all Subsidiaries of the Loan Parties.

         Section  5.3.  Authorization  of  Borrowing;  No  Conflict as to Law or
                        --------------------------------------------------------
Agreements.  The execution,  delivery and performance by the Loan Parties of the
----------
Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Loan Parties' Owners; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any Loan Party or of any Loan Party's Constituent Documents; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Loan Party is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party.

         Section 5.4. Legal Agreements. This Agreement constitutes and, upon due
                      ----------------
execution by each Loan Party, the other Loan Documents will constitute the legal, valid and binding obligations of the Loan Parties, enforceable against the Loan Parties in accordance with their respective terms.

         Section 5.5. Subsidiaries.  Except as set forth in Schedule 5.5 hereto,
                      ------------
the Loan Parties have no Subsidiaries.

         Section 5.6. Financial  Condition;  No Adverse Change. The Loan Parties
                      ----------------------------------------
have furnished to the Lender their audited consolidated financial statements for their fiscal year ended December 31, 2007 and unaudited consolidated financial statements for the fiscal-year-to-date period ended March 31, 2008 and those statements fairly present in all material respects the Loan Parties' consolidated financial condition on the dates thereof and the consolidated results of their operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no change in the Loan Parties' business, properties or condition (financial or otherwise) which has had a Material Adverse Effect.

         Section 5.7.  Litigation.  There are no actions,  suits or  proceedings
                       ----------
pending or, to the Loan Parties' knowledge, threatened against or affecting any Loan Party or any of their Affiliates or the properties of the any Loan Party or any of their Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is reasonably likely to have a Material Adverse Effect, except as set forth on
Schedule 5.7.

         Section 5.8.  Regulation U. The Borrower is not engaged in the business
                       ------------
of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.9. Taxes.  The Loan Parties have paid or caused to be paid to
                      -----
the proper authorities when due all federal, state, provincial, and local taxes required to be withheld by each of them. The Loan Parties have filed all federal, provincial, state and local tax returns which to the knowledge of the Officers of the Borrower, are required to be filed, and, except as set forth on
Schedule 5.9, the Loan Parties have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.10. Titles and Liens. The Loan Parties have good and absolute
                       ----------------
title to all Collateral free and clear of all Liens other than Permitted Liens. No financing statement filed pursuant to the UCC or the PPSA naming any Loan Party as debtor is on file in any office except to perfect only Permitted Liens.

         Section 5.11. Intellectual Property Rights.
                       ----------------------------

         (a) Owned Intellectual Property. Schedule 5.11 is a complete list of all patents, applications for patents, registered trademarks, applications to register trademarks, registered service marks, applications to register service marks, registered designs, mask works, trade dress and copyrights for which a Loan Party is an owner of record as of the date hereof (the "Owned Intellectual Property"). Except as disclosed on Schedule 5.11, (i) the Loan Parties own the Owned Intellectual Property free and clear of all restrictions (including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise, other than Permitted Liens
(ii) no Person other than the Loan Parties owns or, except in the ordinary course of business and set forth on Schedule 5.11, has been granted any right in the Owned Intellectual Property, (iii) all material Owned Intellectual Property is valid, subsisting and enforceable and (iv) the Loan Parties have taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

         (b) Agreements with Employees and Contractors. Each Loan Party has entered into a legally enforceable agreement with each of its employees and subcontractors obligating each such Person to assign to the Loan Party, without any additional compensation, any Intellectual Property Rights created, discovered or invented by such Person in the course of such Person's employment or engagement with the Loan Party (except to the extent prohibited by law), and further requiring such Person to cooperate with the Loan Party, without any additional compensation, in connection with securing and enforcing any Intellectual Property Rights therein; provided, however, that the foregoing shall not apply with respect to employees and subcontractors whose job descriptions are of the type such that no such assignments are reasonably foreseeable.

         (c) Intellectual Property Rights Licensed from Others. Schedule 5.11 is a complete list of all agreements under which the Loan Parties have licensed Intellectual Property Rights from another Person ("Licensed Intellectual Property")as of the date hereof other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks ("Off-the-shelf Software") and a summary of any ongoing payments the Loan Parties are obligated to make with respect thereto. Except as disclosed on
Schedule 5.11 and in written agreements, copies of which have been given to the Lender, the Loan Parties' licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens (other than Permitted Liens), court orders, injunctions, decrees, or writs, whether by written agreement or otherwise. Except as disclosed on Schedule 5.11, the Loan Parties are not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

         (d) Other Intellectual Property Needed for Business. Except for Off-the-shelf Software and as disclosed on Schedule 5.11, the Owned Intellectual Property and the Licensed Intellectual Property constitute all Intellectual Property Rights as of the date hereof used or necessary to conduct the Loan Parties' business in all material respects as it is presently conducted or as the Loan Parties reasonably foresees conducting it.

         (e) Infringement. Except as disclosed on Schedule 5.11, the Loan Parties have no knowledge of, and have not received any written claim or notice alleging, any Infringement of another Person's Intellectual Property Rights (including any written claim that any Loan Party must license or refrain from using the Intellectual Property Rights of any third party) nor, to the Loan Parties' knowledge, is there any threatened claim, in each case insofar as would reasonably be likely to have a Material Adverse Effect.

         Section 5.12. Plans.
                       -----

         (a) Except as set forth on Schedule 5.12 hereto, as of the date hereof no Loan Party nor any ERISA Affiliate (a) maintains or has, during the past seven (7) years, maintained any Pension Plan, (b) contributes or has contributed, during the past seven (7) years, to any Multiemployer Plan or (c) provides or has provided, during the past seven (7) years, post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the IRC or applicable state law). No Loan Party nor any ERISA Affiliate has received any notice that remains outstanding or has any knowledge to the effect that it is not in full compliance in all material respects, with any of the requirements of ERISA, the IRC or applicable state law with respect to any Plan. No Reportable Event exists in connection with any Pension Plan. Each Plan which is intended to qualify under the IRC is so qualified (or may be modified to be qualified without material liability to any loan Party), and no fact or circumstance exists which may have an adverse effect in any material respect on the Plan's tax qualified status. No Loan Party nor any ERISA Affiliate has (i) any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 430 of the IRC) under any Plan, whether or not waived, (ii) any liability under Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan or (iii) any liability or knowledge of any facts or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

         (b) The Canadian Pension Plans are duly registered under the Income Tax Act (Canada) and all other applicable laws which require registration. Ronson Canada has complied with and performed in all material respects all of its obligations under and in respect of the Canadian Pension Plans and Canadian Benefit Plans under the terms thereof, any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations). All employer and employee payments, contributions or premiums to be remitted, paid to or in respect of each Canadian Pension Plan or Canadian Benefit Plan have been paid in a timely fashion in all material respects in accordance with the terms thereof, any funding agreement and all applicable laws. There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans. As of the date hereof, there are no outstanding disputes (except for routine claims for payment of benefits that do not exceed in the aggregate C$25,000) concerning the assets of the Canadian Pension Plans or the Canadian Benefit Plans. Each of the Canadian Pension Plans is fully funded on a solvency basis as disclosed in the valuations last filed with the applicable governmental authorities and which valuations are consistent with generally accepted actuarial principles.

         Section  5.13.  Default.  Each  Loan  Party is in  compliance  with all
                         -------
provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which would reasonably be likely to have a Material Adverse Effect.

         Section 5.14. Intentionally Omitted.
                       ---------------------

         Section  5.15.   Submissions   to  Lender.   All  financial  and  other
                          ------------------------
information provided to the Lender by or on behalf of a Loan Party in connection with the Borrower's request for the credit facilities contemplated hereby (i) except as to projections, valuations or pro forma financial statements, is true and correct in all material respects, (ii) does not omit any material fact necessary, in light of the circumstances under which provided, to make such information not misleading and, (iii) as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results.

         Section 5.16. Financing Statements.  Each Loan Party has authorized the
                       --------------------
filing of financing statements pursuant to the UCC and the PPSA sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section  5.17.  Rights  to  Payment.  Each  right to  payment  and each
                         -------------------
instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

         Section 5.18.  Financial Solvency.  Both before and after giving effect
                        ------------------
to all of the transactions contemplated in the Loan Documents, no Loan Party:

         (a) Was or will be  "insolvent",  as that term is used and  defined  in
Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

         (b) Has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Loan Party are unreasonably small;

         (c) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

         (d) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

         (e) At this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction, nor, to the best knowledge of the Loan Party, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

         Section 5.19. Inactive Subsidiaries.  None of the Inactive Subsidiaries
                       ---------------------
own any assets, perform or conduct, or shall perform or conduct, any business activities whatsoever, unless (a) Borrowers provide Lender with prior written notice of the intent to purchase assets or conduct business through an Inactive Subsidiary and (b) such Inactive Subsidiary shall become a co-borrower hereunder or a guarantor of the Indebtedness, at Lender's discretion.

                                   ARTICLE VI

                                    COVENANTS

         So long as the Indebtedness shall remain unpaid or the Credit Facility shall remain outstanding (other than in respect of any issued and outstanding Letters of Credit which have been cash collateralized pursuant to Section 2.5 hereof at times when the Credit Facility has otherwise been terminated and all other Indebtedness has been fully paid and satisfied), the Loan Parties will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1. Reporting Requirements.  The Loan Parties will deliver, or
                      ----------------------
cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

         (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the end of each fiscal year of the Parent, the Parent's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Parent and acceptable to the Lender, which annual financial statements shall include the Parent's balance sheet as at the end of such fiscal year and the related statements of the Parent's income, retained earnings and cash flows for the fiscal year then ended, prepared on a consolidating and consolidated basis to include any Subsidiaries, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; and (ii) a certificate of the Parent's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, fairly present in all material respects the Parent's financial position and the results of its operations, whether or not such Officer has knowledge of the occurrence of any Default or Event of Default and, if so, stating in reasonable detail the facts with respect thereto, and the computations as to whether or not the Parent is in compliance with the Financial Covenants.

         (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of quarterly fiscal period, the unaudited/internal balance sheet and statements of income and retained earnings of the Parent as at the end of and for such quarter and for the year to date period then ended, prepared on a consolidating and consolidated basis to include any Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and which fairly present in all material respects the Parent's financial position and the results of its operations; and accompanied by a certificate of the Parent's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present in all material respects the Parent's financial position and the results of its operations, (ii) whether or not such Officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Parent is in compliance with the Financial Covenants.

         (c) Monthly Financial Statements. As soon as available and in any event within 30 days after the end of monthly period, the unaudited/internal balance sheet and statements of income and retained earnings of the Parent as at the end of and for such month and for the year to date period then ended, prepared on a consolidating and consolidated basis to include any Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and which fairly present in all material respects the Parent's financial position and the results of its operations; and accompanied by a certificate of the Parent's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present in all material respects the Parent's financial position and the results of its operations, (ii) whether or not such Officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Parent is in compliance with the Financial Covenants.

         (d) Collateral Reports. Within 10 days after the end of each month or more frequently if the Lender so requires, each Borrower's accounts receivable and its accounts payable, a detailed perpetual inventory report, an inventory certification report, and a calculation of each Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period.

         (e) Projections. No later than thirty (30) days after the beginning of each fiscal year, the Loan Parties' projected balance sheets, income statements, statements of cash flow and projected Availability, prepared on a quarterly basis, for each quarter of the then current fiscal year, each in reasonable detail. Such items will be certified by the Officer who is the Parent's chief financial officer as being the most accurate projections available and identical to the projections used by the Parent for internal planning purposes and be delivered with a statement of underlying assumptions and such supporting schedules and information as the Lender may in its discretion reasonably require.

         (f) Supplemental Reports. On the first Business Day of each calendar week, or more frequently if the Lender so requires, (a) the Domestic Borrower's "daily collateral reports", an inventory report, receivables schedules, collection reports, credit memos, cash receipts, copies of invoices to account debtors in excess of $25,000, signed and dated shipment documents for goods sold to said account debtors in excess of $25,000 and (b) Ronson Canada's "daily collateral reports", an inventory report, receivables schedules, collection reports, credit memos, cash receipts, copies of invoices to account debtors in excess of $25,000, signed and dated shipment documents and delivery receipts for goods sold to said account debtors in excess of $25,000.

         (g) Litigation. Immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Loan Parties which seek a monetary recovery against any Loan Party in excess of $50,000.

         (h) Defaults. When any Officer of a Loan Party becomes aware of the probable occurrence of any Default or Event of Default, and no later than 3 days after such Officer becomes aware of such Default or Event of Default, notice of such occurrence, together with a detailed statement by an Executive Officer of the Loan Party stating whether the Default or Event of Default can be cured, and if so, the steps being taken by the Loan Party to cure such Default or Event of Default.

         (i) Plans. As soon as possible, and in any event within 30 days after a Loan Party knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, a statement signed by the Officer who is the Loan Party's chief financial officer setting forth details as to such Reportable Event and the action which the Loan Party proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within 10 days after the Loan Party fails to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, the Loan Party will deliver to the Lender a statement signed by the Officer who is the Loan Party's chief financial officer setting forth details as to such failure and the action which the Loan Party proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within ten days after the Loan Party knows or has reason to know that it has or is reasonably expected to have any liability under Sections 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan, the Loan Party will deliver to the Lender a statement of the Loan Party's chief financial officer setting forth details as to such liability and the action which the Loan Party proposes to take with respect thereto.

         (j) Disputes. Promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding $20,000 individually or $50,000 in the aggregate during any fiscal year; (ii) credit memos; and (iii) any goods returned to or recovered by the Borrower.

         (k) Officers and Directors. Promptly upon knowledge thereof, notice of any change in the persons constituting the Loan Parties' Executive Officers and Directors.

         (l) Collateral. Promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of payment thereof.

         (m) Commercial Tort Claims. Promptly upon knowledge thereof, notice of any commercial tort claims it may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of the Loan Party's damages, copies of any complaint or demand letter submitted by the Loan Party, and such other information as the Lender may request.

         (n) Intellectual Property.

              (i) 30 days prior written notice of Loan Party's intent to acquire material Intellectual Property Rights; except for transfers permitted under
Section 6.18, the Loan Party will give the Lender 30 days prior written notice of its intent to dispose of material Intellectual Property Rights and upon request shall provide the Lender with copies of all proposed documents and agreements concerning such rights.

              (ii) Promptly upon knowledge thereof, notice of (A) any Infringement of its material Intellectual Property Rights by others reasonably likely to result in a Material Adverse Effect, (B) claims that a Loan Party is Infringing another Person's Intellectual Property Rights and (C) any threatened cancellation, termination or material limitation of its material Intellectual Property Rights.

              (iii) Promptly upon receipt, copies of all registrations with respect to its Intellectual Property Rights.

         (o) Reports to Owners. Promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Parent shall have sent to its Owners.

         (p) SEC Filings. Promptly after the sending or filing thereof (but not later than (i) 45 days after the then ending fiscal quarter with respect to Form 10-Q and (ii) 90 days after the end of each fiscal year with respect to Form 10-K) copies of all regular and periodic reports which Parent shall file with the Securities and Exchange Commission or any national securities exchange.

         (q) Tax Returns of Loan Parties. As soon as possible, and in any event no later than fifteen days after they are due to be filed, copies of the state, provincial and federal income tax returns and all schedules thereto of the Loan Parties.

         (r) Violations of Law. Promptly upon knowledge thereof, notice of the Loan Party's violation of any law, rule or regulation, the non-compliance with which would reasonably be likely to result in a Material Adverse Effect on the Loan Party.

         (s) Other Reports. From time to time, with reasonable promptness, any and all receivables schedules, inventory reports, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         (t) Reporting in Dollars. All financial statements, reports and other financial information provided by Borrowers to Lender pursuant to this Agreement shall be reported in Dollars and to the extent any amounts are converted into Dollars from any other currency for purposes of reporting pursuant to this Agreement, Borrower shall provide to Lender with the conversion rates used by Borrowers for such reporting and supporting calculations and other information as Lender may request from time to time.

         Section 6.2. Financial Covenants.
                      -------------------

         (a) Minimum Tangible Net Worth (non-cumulative). The Parent will maintain, during each period described below, its Tangible Net Worth, determined as of the end of each such period, in an amount not less than the amount set forth for each such period (numbers appearing between "< >" are negative):

          -----------------------------------------------------
          Quarter Ending                   Minimum Tangible Net
                                                 Worth
          -----------------------------------------------------
          June 30, 2008                       <$1,650,000>
          -----------------------------------------------------
          September 30, 2008                  <$1,500,000>
          -----------------------------------------------------
          December 31, 2008                   <$1,150,000>
          -----------------------------------------------------

         (b) Minimum Net Income (cumulative). The Parent will achieve, for each period described below on a cumulative fiscal year to date basis, Net Income of not less than the amount set forth for each such period (numbers appearing between "< >" are negative):

          -----------------------------------------------------
          Quarter Ending                     Minimum Net Income
          -----------------------------------------------------
          June 30, 2008                          <$530,000>
          -----------------------------------------------------
          September 30, 2008                     <$437,000>
          -----------------------------------------------------
          December 31, 2008                       <$50,000>
          -----------------------------------------------------

         (c) Minimum Net Cash Flow (cumulative). The Parent will achieve, for each period described below on a cumulative fiscal year to date basis, Net Cash Flow of not less than the amount set forth for each such period (numbers appearing between "< >" are negative):

          -----------------------------------------------------
          Quarter Ending            Minimum Net Cash Flow
          -----------------------------------------------------
          June 30, 2008             <$355,000>
          -----------------------------------------------------
          September 30, 2008        <$280,000>
          -----------------------------------------------------
          December 31, 2008         $50,000
          -----------------------------------------------------

         (d) Capital Expenditures. The Loan Parties will not incur or contract to incur Capital Expenditures of more than $500,000 in the aggregate during any fiscal year.

         (e) Establishing Future Financial Covenants. The Loan Parties acknowledge and agrees that, upon Lender's receipt of projections, satisfactory to Lender in its sole discretion, for the fiscal year ending December 31, 2009 and each fiscal year thereafter from the Loan Parties, Lender shall consult with Parent and thereafter reset the foregoing Financial Covenants in its reasonable discretion. The Loan Parties agree to comply with such Financial Covenants, as reset.

         (f) Consolidated and Consolidating Reports. All financial covenants have been calculated based upon the consolidated results of Parent and Borrowers and all financial statements provided pursuant to this Agreement shall be prepared and reported as the consolidated and consolidating statements of Parent, which statements will include the financial condition and results of operations of Borrowers.

         Section 6.3. Permitted Liens; Financing Statements.
                      -------------------------------------

         (a) The Loan Parties will not create, incur or suffer to exist any Lien upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing, the following (each a "Permitted Lien"; collectively, "Permitted Liens"):

              (i) In the case of any Mortgaged Property, covenants, restrictions, rights, easements and minor irregularities in title reflected on Schedule B to a title policy covering such Mortgaged Property and acceptable to Lender and which do not materially interfere with the Loan Party's business or operations as presently conducted;

              (ii) Liens in  existence on the date hereof and listed in Schedule
6.3 hereto;

              (iii) The Security Interest and Liens created by the Security Documents;

              (iv) Purchase money Liens relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof not exceeding $100,000 for any one purchase or $200,000 in the aggregate during any fiscal year, and so long as no Default Period is then in existence and none would exist immediately after such acquisition;

              (v) Statutory Liens of landlords and Liens of carriers, warehousemen, bailees, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and securing amounts not yet due (or which are being contested in good faith, by appropriate proceedings or other appropriate actions which are sufficient to prevent imminent foreclosure of such Liens), and with respect to which adequate reserves or other appropriate provisions are being maintained by the Loan parties in accordance with GAAP; provided, that Loan Parties shall immediately pay and satisfy such Lien in the event there is any risk of forfeiture of any Collateral but may after paying and satisfying such Lien continue to prosecute any contest relating thereto;

              (vi) Deposits made in the ordinary course of business of any Loan Party (including, without limitation, security deposits of leases, indemnity bonds, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, contracts (other than for the repayment or guarantee of borrowed money or purchase money obligations), statutory obligations and other similar obligations arising as a result of progress payments under government contracts, in an aggregate amount not to exceed $50,000;

              (vii) Liens for taxes not yet due and payable or for taxes being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens; provided, that Borrower shall immediately pay and satisfy such Lien in the event there is any risk of forfeiture of any Collateral but may after paying and satisfying such Lien continue to prosecute any contest relating thereto; and

              (viii) Statutory, common law or contractual rights of set-off or Liens on money coming into possession of any depository or other financial institution in the ordinary course of business.

         (b) The Loan Parties will not amend any financing statements in favor of the Lender except as permitted by law.

         Section 6.4.  Indebtedness.  The Loan  Parties will not incur,  create,
                       ------------
assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on any Loan Party's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

         (a) Any existing or future Indebtedness or any other obligations of the Loan Parties to the Lender;

         (b) Any indebtedness of the Loan Parties in existence on the date hereof and listed in Schedule 6.4 hereto;

         (c) Any indebtedness relating to Permitted Liens;

         (d) Indebtedness to trade creditors incurred in the ordinary course of business;

         (e) Deferred taxes, to the extent permitted or required to be accounted for under GAAP; and

         (f) Indebtedness or advances to the Parent or to any Subsidiary thereof, a summary of which as of the date hereof is set forth on Schedule 6.28.

         Section 6.5. Guaranties.  The Loan Parties will not assume,  guarantee,
                      ----------
endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

         (a) The endorsement of negotiable instruments by the Loan Parties for deposit or collection or similar transactions in the ordinary course of business;

         (b) Guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 6.4 hereto; and

         (c) Guaranties of any indebtedness or other obligation of any Loan Party, such as long-term equipment leases, or any other Subsidiary of Parent, consented to in writing by Lender.

         Section 6.6.  Investments and  Subsidiaries.  The Loan Parties will not
                       -----------------------------
make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person or Affiliate, including any partnership or joint venture, nor purchase or hold beneficially any stock or other securities or evidence of indebtedness of any other Person or Affiliate, except:

         (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A 1" or "A 2" by Standard & Poor's Ratings Services or "P 1" or "P 2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

         (b) Travel advances or loans to the Borrower's Officers and employees not exceeding at any one time an aggregate of $50,000;

         (c) Prepaid rent not exceeding one month or security deposits;

         (d) Investments in Subsidiaries in existence on the date hereof and listed on Schedule 5.5 hereto;

         (e) Investments in, or advances to, the Subsidiaries of Parent, including, without limitation, loans and advances to Ronson Hydraulics and Prometcor in an aggregate amount not in excess of $20,000 per annum solely for the payment of taxes and other amounts required by Ronson Hydraulics and Prometcor to otherwise comply with all laws;

         (f) Advances on behalf of Officers and Directors under applicable indemnification agreements; and

         (g)  Investments  in  marketable  securities  in the amounts  listed on
Schedule 6.6 hereto.

         Section 6.7. Dividends and  Distributions.  No Loan Party shall declare
                      ----------------------------
or pay any dividends (other than dividends payable solely in stock of the Loan Parties) on any class of its stock, or make any payment on account of the purchase, redemption or other retirement of any shares of such stock, or other securities or evidence of its indebtedness or make any distribution in respect thereof, either directly or indirectly; provided however, that the Loan Parties may declare and pay cash dividends if, (i) Lender gives its prior written consent and (ii) after giving effect to any such payment, the Loan Parties would remain in compliance with the terms of this Agreement.

         Section  6.8.  Salaries.  The Loan Parties  shall not pay  excessive or
                        --------
unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, Bonus Factors, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than ten percent (10%) in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. The Loan Parties shall not revise the Bonus Factors in any material respect; provided, however, the Loan Parties shall not be authorized to pay bonuses if an Event of Default exists.

         Section 6.9. Intentionally Omitted.
                      ---------------------

         Section 6.10. Books and Records; Collateral Examination, Inspection and
                       ---------------------------------------------------------
Appraisals.
----------

         (a) Each Loan Party will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the its business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney, accountant or other agent of the Lender to audit, review, make extracts from or copy any and all company and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Loan Party, and to discuss the Loan Party's affairs with any of its Directors or Executive Officers.

         (b) Each Loan Party hereby irrevocably authorizes all accountants and third parties to disclose and deliver to the Lender or its designated agent, at the Loan Party's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Loan Party.

         (c)  Each  Loan  Party  will  permit  the  Lender  or  its   employees,
accountants, attorneys or agents, to examine and inspect any Collateral, the Mortgaged Property or any other property of any Loan Party at any time during ordinary business hours.

         (d) The Lender may also, from time to time, obtain at the Borrower's expense an appraisal of Collateral and the Mortgaged Property by an appraiser acceptable to the Lender in its sole discretion. Borrower's obligation to reimburse Lender for the costs of such appraisals shall be limited to one appraisal of each Mortgaged Property and one appraisal of the other Collateral per calendar year, provided that Borrower shall also be obligated for the costs of any appraisals obtained by Lender during a Default Period.

         Section 6.11. Account Verification.
                       --------------------

         (a) The Lender or its agent may at any time and from time to time send or require the Loan Party to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender or its agent may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         (b) Each Loan Party shall pay when due each account payable due to a Person holding a Permitted Lien (as a result of such payable) on any Collateral.

         Section 6.12. Compliance with Laws.
                       --------------------

         (a) The Loan Parties shall (i) comply, and cause each Subsidiary to comply, with the requirements of applicable laws and regulations, the non compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state, provincial or local law, statute or ordinance.

         (b) The Loan Parties shall (i) ensure, and cause each Subsidiary to ensure, that no Owner shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (ii) not use or permit the use of the proceeds of the Credit Facility or any other financial accommodation from the Lender to violate any of the foreign asset control regulations of OFAC or other applicable law, (iii) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act laws and regulations, as amended from time to time, and (iv) otherwise comply with the USA Patriot Act as required by federal law and the Lender's policies and practices.

         Section 6.13.  Payment of Taxes and Other Claims. The Loan Parties will
                        ---------------------------------
pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state, provincial and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of the Loan Parties; provided, that the Loan Parties shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.14. Maintenance of Properties.
                       -------------------------

         (a) The Loan Parties will keep and maintain the Collateral and all of their other properties necessary or useful in its business in all material respects in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any material worn, defective or broken  parts;  provided,  however,  that nothing in this  covenant
                             --------   -------
shall prevent the Loan Parties from discontinuing the operation and maintenance of any of their properties if such discontinuance is, in the Loan Parties' judgment, desirable in the conduct of the Loan Parties' business and not disadvantageous in any material respect to the Lender. Each Loan Party will take all commercially reasonable steps necessary to protect and maintain its material Intellectual Property Rights.

         (b) The Loan  Parties  will  defend the  Collateral  against  all Liens
(other than Permitted Liens), claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein. The Loan Parties will keep all Collateral free and clear of all Liens except Permitted Liens. Each Loan Party will take all commercially reasonable steps necessary to prosecute any Person Infringing its material Intellectual Property Rights and to defend itself against any Person accusing it of Infringing any Person's Intellectual Property Rights which would reasonably be likely to result in a Material Adverse Effect.

         Section 6.15. Insurance.  The Loan Parties will obtain and at all times
                       ---------
maintain insurance with insurers acceptable to the Lender, in such amounts, on such terms (including any deductibles) and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Loan Parties operate. Without limiting the generality of the foregoing, the Loan Parties will at all times maintain business interruption insurance, and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit consistent with this Agreement.

         Section 6.16. Preservation of Existence.  Each Loan Party will preserve
                       -------------------------
and maintain its existence and all of its material rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in all material respects in an orderly, efficient and regular manner.

         Section 6.17. Delivery of Instruments, etc. Upon request by the Lender,
                       ----------------------------
each Loan Party will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by the Borrower.

         Section  6.18.  Sale or  Transfer  of Assets;  Suspension  of  Business
                         -------------------------------------------------------
Operations.  No Loan Party will  sell,  lease,  assign,  transfer  or  otherwise
----------
dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. No Loan Party will transfer any part of its ownership interest in any material Intellectual Property Rights or permit any agreement under which it has licensed material Licensed Intellectual Property to lapse, except that the Loan Party may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If the Loan Party transfers any Intellectual Property Rights for value, the Loan Party will pay over the proceeds to the Lender for application to the Indebtedness. No Loan Party will license any other Person to use any of the Loan Party's Intellectual Property Rights, except that the Loan Parties may (i) grant licenses in the ordinary course of their business in connection with sales of Inventory or provision of services to their customers, and (ii) otherwise license their Intellectual Property Rights with the prior written consent of Lender, which consent shall not be unreasonably withheld.

         Section 6.19.  Consolidation and Merger;  Asset Acquisitions.  The Loan
                        ---------------------------------------------
Parties will not consolidate or amalgamate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation, amalgamation or merger) all or substantially all the assets of any other Person.

         Section 6.20. Sale and Leaseback.  The Loan Parties will not enter into
                       ------------------
any arrangement, directly or indirectly, with any other Person whereby any Loan Party shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Loan Party intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 6.21. Restrictions on Nature of Business. The Loan Parties will
                       ----------------------------------
not engage in any line of business materially different from that presently engaged in by the Loan Parties and will not purchase, lease or otherwise acquire assets not related to its business.

         Section 6.22. Accounting.  The Loan Parties will not adopt any material
                       ----------
change in accounting principles other than as required by GAAP. The Loan Parties will not adopt, permit or consent to any change in its fiscal year.

         Section  6.23.  Discounts,  etc.  After notice from the Lender during a
                         ---------------
Default Period, the Loan Parties will not grant any discount, credit or allowance to any customer of the Loan Parties or accept any return of goods sold. If a Default Period does not exist, Loan Parties will not grant any discount, credit or allowance to any customer of the Loan Parties or accept any return of goods sold other than in the ordinary course of their business in accordance with past practices and Borrower shall include reference to such amounts in its reports provided to Lender under Section 6.1 hereof. The Loan Parties will not at any time modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Loan Parties.

         Section 6.24. Plans.
                       -----

         (a) Except as disclosed to the Lender in writing prior to the date hereof, neither the Loan Parties nor any ERISA Affiliate will (i) adopt, create, assume or become a party to any Pension Plan, (ii) incur any obligation to contribute to any Multiemployer Plan, (iii) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law) or (iv) amend any Plan in a manner that would materially increase its funding obligations other than as required by law.

         (b) For each existing, or hereafter adopted, Canadian Pension Plan and Canadian Benefit Plan, Borrowers shall in a timely fashion comply with and perform in all material respects all of their obligations under and in respect of such Canadian Pension Plan or Canadian Benefit Plan, including under any funding agreements and all applicable laws (including any fiduciary, funding, investment and administration obligations).

              (i) All employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Pension Plan or Canadian Benefit Plan shall be paid or remitted by Borrower in a timely fashion in accordance with the terms thereof, any funding agreements and all applicable laws.

              (ii) Borrower shall not permit its unfunded pension fund and other employee benefit plan obligations and liabilities to remain unfunded other than in accordance with applicable law.

              (iii) Borrower shall deliver to Lender (i) if requested by Lender, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan as filed with any applicable Governmental Authority; (ii) promptly after receipt thereof, a copy of any direction, order, notice or ruling that a Borrower may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan; and (iii) notification within 30 days of any increases having a cost to Borrower in excess of $50,000 per annum in the aggregate, in the benefits of any existing Canadian Pension Plan or Canadian Benefit Plan, or the establishment of any new Canadian Pension Plan or Canadian Benefit Plan, or the commencement of contributions to any such plan to which Borrower was not previously required to contribute.

         Section 6.25. Place of Business;  Name. No Loan Party will transfer its
                       ------------------------
chief executive office or principal place of business, or move, relocate, close or sell any business location except upon 30 days' prior written notice to Lender. No Loan Party will permit any tangible Collateral or any records pertaining to the Collateral to be located in any state, province or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. No Loan Party will change its name or jurisdiction of organization except upon 30 days' prior written notice to Lender.

         Section 6.26.  Constituent  Documents;  S Corporation  Status.  No Loan
                        ----------------------------------------------
Party will become an S Corporation. None of RCPC, RAI or Ronson Canada will amend its Constituent Documents except to comply with applicable law and shall promptly provide Lender with copies of any required amendments after execution of same.

         Section 6.27.  Performance by the Lender. If any Loan Party at any time
                        -------------------------
fails to perform or observe any of the  foregoing  covenants  contained  in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten Business Days after the Lender gives the Loan Parties written notice thereof (or in the case of the agreements contained in Section 6.13 and Section 6.15, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Loan Party (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Loan Party shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Loan Parties, each Loan Party hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Loan Party's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements required to be obtained, executed, delivered or endorsed by the Loan Party hereunder.

         Section 6.28. Affiliate Transactions. No Loan Party shall enter into or
                       ----------------------
be a party to any agreement or transaction with any Affiliate (including without limitation any other Loan Party) except in the ordinary course of, and pursuant to the reasonable requirements of, such Loan Party's business and upon fair and reasonable terms that are no less favorable to such Loan Party than it would obtain in a comparable arms length transaction with a Person not an Affiliate of such Loan Party, and except as set forth on Schedule 6.28. Notwithstanding the foregoing and provided a Default Period does not exist, Parent, RAI or RCPC may make intercompany loans, advances and extensions of credit as hereinabove contemplated provided that, in the case of loans to Ronson Canada (i) any such loans, advances and extensions of credit are evidenced by loan documents reasonably acceptable to Lender, Lender's approval thereof not to be unreasonably withheld or delayed, (ii) the sole originals of the loan documents relating thereto are delivered to the Lender, and (iii) outstanding principal balance of any such loans, advances and extensions of credit made to Ronson Canada shall not at any time exceed $550,000.

                                  ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         Section  7.1.  Events of Default.  "Event of  Default",  wherever  used
                        -----------------
herein, means any one of the following events:

         (a) Default in the payment of the Revolving Notes, the Equipment Term Note, the Real Estate Term Note, any Obligation of Reimbursement, or any default with respect to payment of any other Indebtedness due from the Loan Parties to Lender as such Indebtedness becomes due and payable;

         (b) Default in the performance, or breach, of (i) Sections 6.1(a) through (e) of this Agreement and such breach is not cured within five (5) Business Days after notice by Lender or (ii) any other covenant or agreement of the Borrower contained in this Agreement;

         (c) An Overadvance arises as the result of any reduction in the Borrowing Base, or arises in any manner on terms not otherwise approved of in advance by the Lender in writing, and such Overadvance continues for three (3) Business Days;

         (d) A Change of Control shall occur;

         (e) Any Financial Covenant shall become inapplicable due to the lapse of time and the failure of the Lender and the Loan Parties to come to any agreement to amend any such covenant to cover future periods that is acceptable to the Lender in the Lender's sole discretion;

         (f) Any Loan Party or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or any Loan Party or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Loan Party or such Guarantor, as the case may be; or the Loan Party or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Loan Party or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Loan Party or any Guarantor;

         (g) A petition shall be filed by or against any Loan Party or any Guarantor under the United States Bankruptcy Code, any Canadian Insolvency Statutes or the laws of any other jurisdiction naming any Loan Party or such Guarantor as debtor;

         (h) Intentionally omitted;

         (i) Any representation or warranty made by any Loan Party in this Agreement, by any Guarantor in any Guaranty delivered to the Lender, or by any Loan Party (or any of its Officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such Guaranty shall be incorrect in any material respect;

         (j) The rendering against any Loan Party of an arbitration award, a final judgment, decree or order for the payment of money in excess of $25,000 and the continuance of such arbitration award, judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

         (k) A default under any bond, debenture, note or other evidence of material indebtedness of the Loan Parties owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any material lease or other material contract, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease or contract;

         (l) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to a Loan Party by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or a Loan Party or any ERISA Affiliate shall have filed for a distress termination of any Pension Plan under Title IV of ERISA; or a Loan Party or any ERISA Affiliate shall have failed to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, which the Lender determines in good faith may, by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a Lien on a Loan Party's assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a

Multiemployer Plan which results or could reasonably be expected to result in a material liability of a Loan Party to the Multiemployer Plan under Title IV of ERISA;

         (m) An event of default shall occur and be continuing under any Security Document;

         (n) Default in the payment of any amount owed by a Loan Party to the Lender other than any Indebtedness arising hereunder and all applicable cure periods shall have expired without cure thereof;

         (o) Any Guarantor shall repudiate, purport to revoke or fail to perform any obligation under such Guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

         (p) The Lender believes in good faith that the prospect of payment in full of any part of the Indebtedness, or that full performance by a Loan Party under the Loan Documents, is impaired, or that there has occurred any material adverse change in the business or financial condition of a Loan Party;

         (q) There has occurred any breach, default or event of default by or attributable to, any Owner of at least twenty percent (20%) of the issued and outstanding common stock of a Loan Party, Director, Executive Officer, Guarantor or Subsidiary of the Parent under any agreement between such person and Lender and all applicable notice and cure periods have expired; or

         (r) The indictment of any Director, Executive Officer, Guarantor, or any Owner of at least twenty percent (20%) of the issued and outstanding common stock of a Loan Party for a felony offence under state, provincial or federal law.

         Section 7.2. Rights and Remedies. During any Default Period, the Lender
                      -------------------
may exercise any or all of the following rights and remedies:

         (a) The Lender may, by notice to the Loan Parties, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

         (b) The Lender may, by notice to the Loan Parties, declare the Indebtedness to be forthwith due and payable, whereupon all Indebtedness shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Loan Parties hereby expressly waive;

         (c) The Lender may, without notice to the Loan Parties and without further action, apply any and all money owing by the Lender to the Loan Parties to the payment of the Indebtedness;

         (d) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC and/or the PPSA, as applicable, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Loan Parties hereby expressly waive) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, the Loan Parties will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

         (e) The Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.5 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

         (f) The Lender may exercise and enforce its rights and remedies under the Loan Documents;

         (g) The Lender may without regard to any waste, adequacy of the security or solvency of the Loan Parties, apply for the appointment of a receiver of the Collateral, to which appointment the Loan Parties hereby consent, whether or not foreclosure proceedings have been commenced under the Security Documents and whether or not a foreclosure sale has occurred; and

         (h) The Lender may exercise any other rights and remedies available to it by law or agreement.

         (i) Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 7.1(f) or (g), the Indebtedness shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind. If the Lender sells any of the Collateral on credit, the Indebtedness will be reduced only to the extent of payments actually received. If the purchaser fails to pay for the Collateral, the Lender may resell the Collateral and shall apply any proceeds actually received to the Indebtedness.

         Section 7.3.  Right of  Redemption  with Respect to Owned  Intellectual
                       ---------------------------------------------------------
Property.  Lender  agrees that if the Loan Parties have fully paid and satisfied
--------
in cash all Indebtedness consisting of and arising out of both the Real Estate Term Advance (up to a limit of $1,000,000) and the Equipment Term Advance, not later than ninety (90) days of the date Lender delivers a notice of an Event of Default to the Loan Parties, Lender shall release its Security Interest in the Owned Intellectual Property; provided, however, any such release by the Lender of its Security Interest pursuant to this Section 7.3 shall not release or otherwise impair the license granted to Lender pursuant to Section 3.5 of this Agreement to use the Loan Parties' Intellectual Property Rights.

         Section 7.4. Certain Notices. If notice to a Loan Party of any intended
                      ---------------
disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.3) at least ten calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1. No Waiver;  Cumulative Remedies;  Compliance with Laws. No
                      ------------------------------------------------------
failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender may comply with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

         Section 8.2. Amendments, Etc. No amendment,  modification,  termination
                      ---------------
or waiver of any provision of any Loan Document or consent to any departure by the Loan Parties therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Loan Parties in any case shall entitle the Loan Parties to any other or further notice or demand in similar or other circumstances.

         Section  8.3.  Notices;   Communication  of  Confidential  Information;
                        --------------------------------------------------------
Requests for Accounting.  Except as otherwise  expressly  provided  herein,  all
-----------------------
notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, (d) transmitted by telecopy, or (e) sent as electronic mail, in each case delivered or sent to the party to whom notice is being given to the business address, telecopier number, or e mail address set forth below next to its signature or, as to each party, at such other business address, telecopier number, or e mail address as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by telecopy or by e mail, except that notices or requests delivered to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender. All notices, financial information, or other business records sent by any party to this Agreement may be transmitted, sent, or otherwise communicated via such medium as the sending party may deem appropriate and commercially reasonable; provided, however, that the risk that the
                                 --------   -------
confidentiality or privacy of such notices, financial information, or other business records sent by either party may be compromised shall be borne exclusively by the Loan Parties. All requests for an accounting under Section 9-210 of the UCC (i) shall be made in a writing signed by a Person authorized under Section 2.2(b), (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Lender and
(iv) shall otherwise comply with the requirements of Section 9-210 of the UCC. The Loan Parties request that the Lender respond to all such requests which on their face appear to come from an authorized individual and releases the Lender from any liability for so responding. The Loan Parties shall pay the Lender the maximum amount allowed by law for responding to such requests.

         Section 8.4. Further Documents. The Loan Parties will from time to time
                      -----------------
execute, deliver, endorse and authorize the filing of any and all instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that a Loan Party executes, delivers, endorses or authorizes the filing of any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 8.5.  Costs and Expenses.  The Loan Parties shall pay on demand
                       ------------------
all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection with the Indebtedness, this Agreement, the Loan Documents, any Letter of Credit and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Indebtedness and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         Section 8.6. Indemnity. In addition to the payment of expenses pursuant
                      ---------
to Section 8.5, the Loan Parties shall indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

              (i) Any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

              (ii) Any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained herein proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.12(b) ; and

              (iii) Any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

         Notwithstanding the foregoing, the Borrower shall not be obligated to indemnify any Indemnitee for any Indemnified Liability caused by the gross negligence or willful misconduct of such Indemnitee, as finally determined by a court of competent jurisdiction.

         If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Loan Parties, or counsel designated by the Loan Parties and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Loan Parties' sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Loan Parties shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Loan Parties' obligations under this Section 8.6 shall survive the termination of this Agreement and the discharge of the Loan Parties' other obligations hereunder.

         Section 8.7. Participants. The Lender and its participants, if any, are
                      ------------
not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 8.8. Execution in Counterparts;  Telefacsimile Execution.  This
                      ---------------------------------------------------
Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement or any other Loan Document by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement or such other Loan Document. Any party delivering an executed counterpart of this Agreement or any other Loan Document by telefacsimile also shall deliver an original executed counterpart of this Agreement or such other Loan Document but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement or such other Loan Document.

         Section 8.9.  Retention of Loan Party's Records.  The Lender shall have
                       ---------------------------------
no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by any Loan Party or in connection with the Loan Documents for more than 30 days after receipt by the Lender. If there is a special need to retain specific records, the Loan Parties must inform the Lender of its need to retain those records with particularity, which must be delivered in accordance with the notice provisions of Section 8.3 within 30 days of the Lender taking control of same.

         Section 8.10. Binding Effect; Assignment;  Complete Agreement;  Sharing
                       ---------------------------------------------------------
Information; Confidentiality. The Loan Documents shall be binding upon and inure
----------------------------
to the benefit of the Loan Parties and the Lender and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights thereunder or any interest therein without the Lender's prior written consent. To the extent permitted by law, the Loan Parties waive and will not assert against any assignee any claims, defenses or set-offs which the Loan Parties could assert against the Lender. This Agreement shall also bind all Persons who become a party to this Agreement as a borrower. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. To the extent that any provision of this Agreement contradicts other provisions of the Loan Documents, this Agreement shall control. Without limiting the Lender's right to share information regarding the Loan Parties and their Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender and each direct and indirect subsidiary of Wells Fargo & Company may share with each other any information that they may have in their possession regarding the Loan Parties and their Affiliates, and the Loan Parties waive any right of confidentiality they may have with respect to all such sharing of information. Any other provision of this Agreement or the other Loan Documents notwithstanding, Lender and such other parties shall use reasonable efforts in accordance with its policies and procedures in place from time to time to maintain the confidentiality of the financial and business information it obtains from the Loan Parties and to prevent the inappropriate dissemination and disclosure thereof, provided, that nothing in this Agreement or the other Loan Documents shall prohibit the Lender from providing any information regarding the Borrower and its Affiliates to internal auditors, other operating divisions of Lender, Lender affiliates, or in response to a request from a regulatory authority having jurisdiction over Lender.

         Section  8.11.  Severability  of  Provisions.  Any  provision  of  this
                         ----------------------------
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 8.12.  Headings.  Article,  Section and subsection  headings in
                        --------
this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.13. Cross Guaranty; Subordination.
                       -----------------------------

         (a) Parent and each Domestic Borrower hereby agrees that such Loan Party is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Indebtedness owed or hereafter owing to Lender by each other Loan Party (including, without limitation, Ronson Canada). Each Loan Party agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section shall not be discharged until payment and performance, in full, of the Indebtedness has occurred, and that its obligations under this Section shall be absolute and unconditional, irrespective of, and unaffected by:

                           (1) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Loan Party is or may become a party;

                           (2) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document or the waiver or consent by Lender with respect to any of the provisions thereof;

                           (3) the existence,  value or condition of, or failure
                  to perfect its security interest in or lien against, any security for the Indebtedness or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security);

                           (4) the insolvency of any Loan Party or Guarantor; or

                           (5) any other  action  or  circumstances  that  might
                  otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

         Each Loan Party shall be regarded, and shall be in the same position, as principal debtor with respect to the Indebtedness guaranteed hereunder.

         (b) Waivers by Loan Parties. Each Loan Party expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to subrogation, to compel Lender to marshal assets or to proceed in respect of the Indebtedness guaranteed hereunder against any other Loan Party or Guarantor, any other party or against any security for the payment and performance of the Indebtedness before proceeding against, or as a condition to proceeding against, such Loan Party. It is agreed among each Loan Party and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section and such waivers, the Lender would decline to enter into this Agreement.

         (c) Benefit of Guaranty. Each Loan Party agrees that the provisions of this Section are for the benefit of the Lender and its successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Loan Party and the Lender, the obligations of such other Loan Party under the Loan Documents.

         (d) Election of Remedies. If the Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents giving Lender a security interest in or lien upon any Collateral, whether owned by any Loan Party or by any Guarantor, either by judicial foreclosure or by non judicial sale or enforcement, the Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Guarantor, whether because of any applicable laws pertaining to "election of remedies" or the like, each Loan Party hereby consents to such action by Lender and waives any claim based upon such action. Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Loan Party shall not impair any other Loan Party's obligation to pay the full amount of the Indebtedness. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Indebtedness and the amount of such bid need not be paid by Lender but shall be credited against the Indebtedness. The amount of the successful bid at any such sale, whether Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Indebtedness shall be conclusively deemed to be the amount of the Indebtedness guaranteed under this Section, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

         (e) Liability  Cumulative.  The liability of each Loan Party under this
Section 8.13 is in addition to and shall be cumulative with all liabilities of each Loan Party to Lender under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any Indebtedness or obligation of the other Loan Party, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

         (f) Subordination.

                           (1) Each Loan Party  covenants  and  agrees  that the
                  payment of all indebtedness, principal, interest (including interest which accrues after the commencement of any case or proceeding in bankruptcy, or for the reorganization of any Loan Party or Guarantor), fees, charges, expenses, attorneys' fees and any other sum, obligation or liability owing by any other Loan Party to such Loan Party, including any intercompany loans or trade payables or royalty or licensing fees (collectively, the "Intercompany Obligations"), is subordinated, to the extent and in the manner provided in this
                  Section 8.13(f), to the prior payment in full of all Indebtedness (herein, the "Senior Obligations") and that the subordination is for the benefit of the Lender, and Lender may enforce such provisions directly.

                           (2) Each Loan Party  executing this Agreement  hereby
                  (i) authorizes Lender to demand specific performance of the terms of this Section 8.13(f), whether or not any other Loan Party shall have complied with any of the provisions hereof applicable to it, at any time when such Loan Party shall have failed to comply with any provisions of this Section 8.13 which are applicable to it and (ii) irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                           (3) Upon any distribution of assets of any Loan Party
                  in any dissolution, winding up, liquidation or reorganization (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (i) The Lender shall first be entitled to receive payment in full in cash of the Senior Obligations before any Loan Party is entitled to receive any payment on account of the Intercompany Obligations.

                  (ii) Any payment or distribution of assets of any Loan Party of any kind or character, whether in cash, property or securities, to which any other Loan Party would be entitled except for the provisions of this Section 8.13(f)(3), shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Lender, to the extent necessary to make payment in full of all Senior Obligations remaining unpaid after giving effect to any concurrent payment or distribution or provisions therefor to the Lender.

                  (iii) In the event that notwithstanding the foregoing provisions of this Section 8.13(f)(3), any payment or distribution of assets of any Loan Party of any kind or character, whether in cash, property or securities, shall be received by any other Loan Party on account of the Intercompany Obligations before all Senior Obligations are paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Lender for application to the payment of the Senior Obligations until all of the Senior Obligations shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the Lender.

No right of the Lender or any other present or future holders of any Senior Obligations to enforce the subordination provisions herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Loan Party or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any Loan Party with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with.

         Section 8.14. Judgment Currency.
                       -----------------

         (a) All Indebtedness shall be payable by the Borrowers in Dollars. The Loan Parties' obligations under the Loan Documents to make payments to the Lender in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency, except to the extent that such tender or recovery results in the effective receipt by the Lender of the full amount of the Dollars payable to the Lender under the Loan Documents, and the Loan Parties shall indemnify the Lender (and the Lender shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Lender pursuant to any such tender or recovery. The Lender's determination of amounts effectively received by it shall be conclusive absent manifest error.

         (b) If for the purpose of obtaining or enforcing any judgment against the Loan Parties in any court in any jurisdiction, it becomes necessary to convert into any currency other than Dollars (such currency being hereinafter in this Section referred to as the "Judgment Currency"), the conversion shall be made, at the option of the Lender, at the rate of exchange prevailing on the Business Day immediately preceding the day on which the judgment is given (such business day being hereinafter in this Section referred to as the "Conversion Date").

         (c) If there is a change in the rate of exchange prevailing between the Conversion Date and the date of actual payment of the amount due, the Loan Parties covenant and agree to pay such additional amounts (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of

Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Conversion Date.

         (d) Any amount due from the Loan Parties under Section 8.14(c) will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of the Loan Documents.

         (e) The term "rate of exchange" in this Section means the spot rate at which the Lender in accordance with its normal practices is able on the relevant date to purchase Dollars with the Judgment Currency and includes in either case any premium and costs of exchange payable by in connection with such purchase.

         Section  8.15.  Appointment  of  Borrower  Representative;  Reliance on
                         -------------------------------------------------------
Notices.  Each Loan Party hereby  designates  Parent as its  representative  and
-------
agent on its behalf (the "Borrower Representative") for the purposes of executing and delivering any notice of borrowing, notice of conversion into or continuation of a LIBOR Advance, request for issuance of a Letter of Credit or similar notice, giving instructions with respect to the disbursement of the proceeds of Advances, selecting interest rate options, effecting repayment of Advances, requesting issuance of Letters of Credit, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Loan Party under the Loan Documents. Parent hereby accepts such appointment. Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Loan Parties and shall be entitled to rely upon, and shall be fully protected in relying upon, any such notice or communication as such, and shall give any notice or communication required or permitted to be given to any Loan Party hereunder to Borrower Representative on behalf of such Loan Party. Each Loan Party agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Loan Party and shall be binding upon and enforceable against such Loan Party to the same extent as if the same had been made directly by such Loan Party.

         Section 8.16. Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.
                       --------------------------------------------------------
The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York, except that at all times the provisions for the creation, perfection and enforcement of the liens and security interests granted by Ronson Canada pursuant hereto and pursuant to the other Loan Documents with respect to the Collateral owned by Ronson Canada may be governed by, and construed according to, the laws of the Province of Ontario, Canada, it being understood that, to the fullest extent permitted by the laws of such Province, the laws of the State of New York shall govern the construction, validity and enforceability of all Loan Documents and all of the Indebtedness arising hereunder and thereunder. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of New York in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient; (iii) agree that any litigation initiated by the Lender or the Loan Parties in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in the City of New York, New York County, New York; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Borrower hereby irrevocably designates and appoints Parent as the designee, appointee and agent of such Borrower to receive, accept and acknowledge for and on behalf of such Borrower and its property service of any and all legal process, summons, notices and documents which may be served in any such action, suit or proceeding relating to the Loan Documents or the Indebtedness, which service may be made on Parent in accordance with legal procedures prescribed for such courts. Each Borrower agrees that service upon it or Parent as provided for herein shall constitute a valid and effective personal service upon it and that the failure of Parent to give any notice of such service to any Borrower shall not impair or affect in any way the validity of such service. Nothing herein contained shall, or shall be construed so as to, limit the right of the Lender to bring actions, suits or proceedings with respect to the obligations and liabilities of the Borrowers under, or any other matter arising out of or in connection with, the Loan Documents, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of whatever jurisdiction in which the office of the Lender may be located or assets of the Borrowers may be found or otherwise shall to Parent seem appropriate, or to affect the right to service of process in any jurisdiction in any other manner permitted by the law.

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

         THE LOAN PARTIES AND THE LENDER WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date set forth in the initial caption of this Agreement.


Ronson Corporation                                           RONSON CORPORATION
Corporate Park III
Campus Drive
P.O. Box 6707                                                By: /s/ Louis V. Aronson II
Somerset, NJ  08875                                              -------------------------
Telecopier: (732) 469-6079                                       Name:  Louis V. Aronson II
Attention:  Louis V. Aronson II                                  Title: President & Chief Executive Officer
e-mail:  dcap@ronsoncorp.com


Ronson Consumer Products Corporation                         RONSON CONSUMER PRODUCTS CORPORATION
3 and 6 Ronson Road
Woodbridge, NJ  07095
Telecopier:  (732) 636-5112                                  By: /s/ Louis V. Aronson II
Attention:  Louis V. Aronson II                                  ------------------------
e-mail:  dcap@ronsoncorp.com                                     Name: Louis V. Aronson II
                                                                 Title: President & Chief Executive Officer

Ronson Aviation, Inc.                                        RONSON AVIATION, INC.
Corporate Park III
Campus Drive
P.O. Box 6707                                                By: /s/ Louis V. Aronson II
Somerset, NJ  08875                                              ------------------------
Telecopier: (732) 469-6079                                       Name: Louis V. Aronson II
Attention:  Louis V. Aronson II                                  Title: President & Chief Executive Officer
e-mail:  dcap@ronsoncorp.com


Ronson Corporation of Canada Ltd.                            RONSON CORPORATION OF CANADA LTD.
Corporate Park III
Campus Drive
P.O. Box 6707                                                By: /s/ Louis V. Aronson II
Somerset, NJ  08875                                              ------------------------
Telecopier: (732) 469-6079                                       Name: Louis V. Aronson II
Attention:  Louis V. Aronson II                                  Title: President & Chief Executive Officer
e-mail:  dcap@ronsoncorp.com



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

Wells Fargo Bank, National Association                       WELLS FARGO BANK,
Wells Fargo Business Credit                                  NATIONAL ASSOCIATION
119 West 40th Street, 16th Floor
New York, New York 10018-2500
Telecopier: 646-728-3279                                     By:  /s/ Peter L. Gannon
Attention:  Relationship Manager for Ronson Corporation          --------------------
e-mail:  Peter.L.Gannon@wellsfargo.com                           Peter L. Gannon,
Christopher.Hill@wellsfargo.com                                  Vice President


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